UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Hardinge Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HARDINGE INC.
One Hardinge Drive
Elmira, NY 14902-1507

March 31, 2011

Dear Shareholder:

        It is my pleasure to invite you to the 2011 Annual Meeting of Shareholders of Hardinge Inc., which will be held on May 3, 2011. The meeting will be held at 9:00 a.m., Eastern Time, at the corporate headquarters of Hardinge Inc., One Hardinge Drive, Elmira, New York.

        The accompanying Notice of Annual Meeting and Proxy Statement describe the matters to be considered and acted upon by our shareholders at the Annual Meeting. If you plan to attend the Annual Meeting, please provide us with advance confirmation of your attendance as provided in the Proxy Statement to help us ensure that we can properly accommodate all of our shareholders.

        It is important that your shares be represented at the meeting whether or not you plan to attend. Please note that you may vote your shares by telephone, online or by mail. The instructions for voting are contained in the Proxy Statement.

        To our shareholders owning shares held in "street name" through an account at a brokerage firm, bank or similar institution, please note that new stock exchange rules no longer permit the institution to vote on your behalf with respect to uncontested elections of directors if you do not instruct the institution how to vote your shares. Therefore, we urge our street name holders to submit voting instructions to your broker, bank or other nominee.

        Thank you for your ongoing support of Hardinge Inc.

                      Sincerely,

                      RICHARD L. SIMONS
                      President and Chief Executive Officer

Notice of 2011 Annual Meeting of Shareholders of Hardinge Inc.

To Shareholders of Hardinge Inc.:

        You are cordially invited to attend the Annual Meeting of Shareholders of Hardinge Inc. which will be held at the Company's corporate headquarters, One Hardinge Drive, Elmira, New York, on May 3, 2011, at 9:00 a.m. Eastern Time. The principal business of the meeting will be:

  (1)
  To elect two Class II Directors for three year terms;

  (2)
  To consider approval of the Hardinge Inc. 2011 Incentive Stock Plan;

  (3)
  To ratify the appointment of Ernst & Young LLP as Hardinge's independent auditor for the fiscal year ending December 31, 2011;

  (4)
  To act on an advisory vote on executive compensation;

  (5)
  To act on an advisory vote on the frequency of the advisory vote on executive compensation; and

  (6)
  To transact such other business as may properly come before the meeting.

        If you plan to attend the Annual Meeting, please confirm your attendance as provided in the Proxy Statement to help us ensure that we can properly accommodate all of our shareholders.

        Your vote is important to us. Please vote by one of the following methods whether or not you plan to attend the meeting (see instructions in the enclosed proxy statement):

  •
  via the internet,

  •
  by telephone, or

  •
  by returning the enclosed proxy card.

Note to Beneficial Owners.    Banks, brokers or nominees are not permitted to vote on behalf of beneficial owners with respect to the matters addressed in Proposals 1, 2, 4 and 5 noted above if you do not instruct your bank, broker or nominee on how to vote your shares in the manner set forth on your voter instruction card.

By order of the Board of Directors,

J. Philip Hunter Secretary

Hardinge Inc.
One Hardinge Drive
Elmira, NY 14902-1507

March 31, 2011

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Shareholders to be Held on May 3, 2011

        The Proxy Statement, Notice of 2011 Annual Meeting of Shareholders, Form of Proxy and the Annual Report to Shareholders are available at www.hardinge.com/2011proxy.

HARDINGE INC.

Proxy Statement for the 2011 Annual Meeting of Shareholders

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ii

HARDINGE INC.

PROXY STATEMENT

 INFORMATION CONCERNING SOLICITATION AND VOTING

        The Board of Directors (the "Board") of Hardinge Inc. ("Hardinge", the "Company", "we", "our" or "us") is soliciting proxies for our Annual Meeting of Shareholders (the "Meeting") to be held on May 3, 2011 at 9:00 a.m. Eastern Time at our corporate headquarters located at One Hardinge Drive, Elmira, New York. This proxy statement contains important information for you to consider when deciding how to vote on the matters brought before the Meeting. Please read it carefully. This proxy statement and the accompanying proxy card are first being mailed to our shareholders on or about March 31, 2011.

Questions and Answers

What am I voting on?

        At the Meeting, you will be voting:

  •
  to elect two Class II directors for three year terms;

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  to consider approval of the Hardinge 2011 Incentive Stock Plan;

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  to ratify the appointment of Ernst & Young LLP as Hardinge's independent auditor for the fiscal year ending December 31, 2011;

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  to act on an advisory vote on executive compensation;

  •
  to act on an advisory vote on the frequency of the advisory vote on executive compensation; and

  •
  any other matter as may properly come before the Meeting and any adjournment or postponement of the Meeting.

How do you recommend that I vote on these items?

        The Board recommends that you vote (1) FOR all director nominees; (2) FOR the approval of the Hardinge 2011 Incentive Stock Plan; (3) FOR the ratification of the Board's appointment of Ernst & Young LLP as our independent auditor for the fiscal year ending December 31, 2011; and (4) FOR the advisory vote on executive compensation. The Board is not making any recommendation as to the advisory vote on the frequency of the advisory vote on executive compensation.

Who is entitled to vote?

        You may vote if you owned our common shares as of the close of business on the record date for the Meeting.

How many votes do I have?

        You are entitled to one vote for each common share you owned as of March 7, 2011. As of the close of business on March 7, 2011, we had 11,618,012 common shares outstanding. The shares held in our treasury are not considered outstanding and will not be voted or considered present at the Meeting.

What is the difference between a shareholder of record and a beneficial owner of shares held in street name?

        Shareholder of Record.    If your shares are registered directly in your name with the Company's transfer agent, Computershare Investor Services, LLC ("Computershare"), you are considered the shareholder of record with respect to those shares, and this proxy statement and the accompanying proxy card was sent directly to you by the Company.

        Beneficial Owner of Shares Held in Street Name.    If your shares are held in an account at a brokerage firm, bank, or similar institution, then you are the beneficial owner of shares held in "street name," and this proxy statement and the accompanying proxy card were forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Meeting. As a beneficial owner, you have the right to instruct the institution on how to vote the shares held in your account, and will receive a vote instruction form.

As a shareholder of record, how do I vote by proxy before the Meeting?

        Before the Meeting, shareholders of record may vote shares in one of the following three ways:

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  by internet at www.investorvote.com/HDNG;

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  by telephone (within the United States and Canada) at 1-800-652-VOTE (8683); or

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  by mail by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

        Please see your proxy card for more information on these options.

        If you vote by proxy, your shares will be voted at the Meeting in the manner you indicate. If you sign your proxy card or complete the internet or telephone voting procedures but do not specify how you want your shares to be voted, they will be voted as the Board recommends.

As a beneficial owner of shares held in street name, how do I vote my shares before the Meeting?

        Beneficial owners vote their street name shares by instructing their broker or other nominee how to vote using the voting instruction form provided by the broker or nominee. Brokers have authority to vote their discretion on "routine" matters if they do not receive voting instructions from the beneficial owner of the shares. Please note that the election of directors (Proposal 1), the approval of the Company's 2011 Incentive Stock Plan (Proposal 2), the advisory vote on executive compensation (Proposal 4) and the advisory vote on the frequency of the advisory vote on executive compensation (Proposal 5) are considered non-routine matters. Consequently, if you do not give your broker or nominee specific voting instructions with respect to these matters, your street name shares will not be counted in determining the number of shares necessary for approval of these matters but will instead be treated as a broker non-vote with respect to each applicable matter.

Who can attend the Meeting?

        If you were a shareholder of record or beneficial owner of Hardinge's common stock at the close of business on March 7, 2011, you or your authorized proxy may attend the Meeting. To ensure that we can accommodate all shareholders desiring to attend the Meeting, we ask that you confirm your attendance in advance. If your shares are registered in your name on the records of Computershare, or if you are a beneficial owner of shares through The Hardinge Inc. Retirement Plan, you can register your attendance by sending an email request to us at AnnualMeeting@hardinge.com or by writing to us at Hardinge Inc., One Hardinge Drive, Elmira, New York 14902-1507, Attn: Investor Relations. If you are the beneficial owner of shares held by a broker, bank or other nominee, you may register your attendance by writing to us at the above address and including a copy of an account statement or a legal proxy from the institution holding your shares, in either case showing your ownership of shares as of March 7, 2011. All persons seeking admittance to the Meeting will be requested to provide proof of identification. When confirming your attendance, please let us know of any special assistance you may require.

May I vote my shares in person at the Meeting?

        If you are a shareholder of record, you may vote your shares at the Meeting if you attend in person, even if you previously submitted a proxy card or voted by internet or telephone. Whether or not you plan to attend the Meeting, however, we encourage you to vote your shares by proxy before the Meeting.

        If you are a beneficial owner of shares held in street name and want to vote in person at the Meeting, you must obtain from your broker or nominee a legal proxy issued in your name giving you the right to vote the shares directly at the Meeting. You will not be entitled to vote at the Meeting unless you present such a proxy to the Company at that time.

May I change my mind after I vote?

        If you are a shareholder of record, you may change your vote or revoke your proxy at any time before the polls close at the Meeting. You may change your vote by:

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  signing another proxy card with a later date and returning it to our Corporate Secretary at One Hardinge Drive, Elmira, New York 14902-1507, prior to the Meeting;

  •
  voting again by telephone or via the internet prior to the Meeting; or

  •
  attending the Meeting and voting your shares in person.

        You also may revoke your proxy prior to the Meeting without submitting any new vote by sending a written notice that you are withdrawing your vote to our Corporate Secretary at the address specified above.

        If you are a beneficial owner of shares held in street name, you may submit new voting instructions by contacting your brokerage firm, bank or other nominee. You may also vote in person at the Meeting if you obtain a legal proxy as described above.

How do I vote if I participate in The Hardinge Inc. Retirement Plan?

        If you are a participant in The Hardinge Inc. Retirement Plan, separate participant direction cards will be mailed to you along with this proxy statement. You can instruct the plan's trustees how to vote the shares that are allocated to your account. The trustees must receive your instructions no later than April 28, 2011. If you do not provide instructions to the plan's trustees prior to April 28, 2011, the trustees will vote them in proportion to those shares for which they have received voting instructions.

How many shares must be present to hold the Meeting?

        In order for us to conduct the Meeting, a majority of our outstanding common shares as of March 7, 2011, must be present in person or by proxy at the Meeting. This is called a quorum. Your shares are counted as present at the Meeting if you attend the Meeting and vote in person or if you properly return a proxy by internet, telephone or mail.

How many votes are needed for proposals?

        Nominees for director will be elected by a plurality of votes cast at the Meeting by holders of common stock present in person or by proxy and entitled to vote. Any other matter requires the affirmative vote of a majority of the votes cast at the meeting, except as otherwise provided in our Certificate of Incorporation or By-Laws.

What is a "broker non-vote"?

        If you own shares through a broker or bank in street name, you may instruct your broker or bank how to vote your shares. A "broker non-vote" occurs when you fail to provide your broker or bank with voting instructions and the broker or bank does not have the discretionary authority to vote your shares on a particular proposal. Rule changes no longer permit a broker, bank or nominee to vote on behalf of beneficial owners with respect to elections of directors (Proposal 1), the approval of the Company's 2011 Incentive Stock Plan (Proposal 2), the advisory vote on executive compensation (Proposal 4) and the advisory vote on the frequency of the advisory vote on executive compensation (Proposal 5) if you do not instruct your broker, bank or nominee on how to vote your shares.

How will broker non-votes and abstentions be treated?

        Broker non-votes and abstentions will be treated as shares present for quorum purposes, but not entitled to vote, so they will have no effect on the outcome of any proposal.

How will voting on "any other business" be conducted?

        We have not received proper notice of, and are not aware of, any business to be transacted at the Meeting other than as indicated in this proxy statement. If any other item or proposal properly comes before the Meeting, the proxies received will be voted on those matters in accordance with the discretion of the proxy holders.

Who pays for the solicitation of proxies?

        Our Board is making this solicitation of proxies on our behalf. We will pay the costs of the solicitation, including the costs for preparing, printing and mailing this proxy statement. We also will reimburse brokers, nominees and fiduciaries for their costs in sending proxies and proxy materials to our shareholders so you can vote your shares. Our directors, officers and employees may contact you by telephone or electronic communication or in person. We will not pay directors, officers or other employees any additional compensation for their proxy solicitation efforts.

How can I find the voting results of the Meeting?

        We will include the voting results in a Current Report on Form 8-K, which we expect to file with the Securities and Exchange Commission (SEC) within four business days after the end of the Meeting.

How do I submit a shareholder proposal for, or nominate a director for election at, next year's Meeting?

        If you wish to submit a proposal to be included in our proxy statement for our 2012 Annual Meeting of Shareholders, we must receive it at our principal office on or before December 1, 2011. Please address your proposal to: Corporate Secretary, Hardinge Inc., One Hardinge Drive, Elmira, New York 14902-1507. We will not be required to include in our proxy statement a shareholder proposal that is received after that date or that otherwise does not meet the requirements for shareholder proposals established by the SEC or set forth in our By-Laws.

PROPOSAL 1—ELECTION OF DIRECTORS

        Our Board is divided into three classes. Nominees Daniel J. Burke and J. Phillip Hunter are Class II directors, and if elected at the Meeting, will serve a term of three years expiring at the 2014 Annual Meeting, or when their respective successors have been duly elected and qualified.

        The following sets forth with respect to each nominee for director and each director continuing in office such person's length of service as a director, age, principal occupation during the past five years, other positions such person holds with the Company, if any, and other information regarding the experience of the director.

Nominees for Election as Class II Directors:

Name and Age	Biographical Data	Length of Service as Director and Expiration of Term
Daniel J. Burke (Age 70)	Mr. Burke has served since 1988 as President and Chief Executive Officer of Swift Glass Co., Inc., a privately-held fabricator of glass component parts. Mr. Burke has a B.S. degree from Georgetown University. He is Chairman of Hardinge's Compensation Committee and a member of the Nominating and Governance Committee and the Audit Committee. Mr. Burke possesses particular knowledge and experience in manufacturing which bring a valuable perspective to the Board of Directors.	Director since 1998; term expires 2011
J. Philip Hunter (Age 68)

Mr. Hunter retired in 2006 as a partner in Sayles & Evans, a law firm in Elmira, New York, where he was a partner for 38 years. Mr. Hunter has a juris doctorate degree from Cornell University. He is Hardinge's Secretary and a member of the Company's Investment Committee. Mr. Hunter has particular knowledge in legal, regulatory and human resource affairs that strengthen the Board's collective ability to manage the Company.

Director since 1992; term expires 2011

THE BOARD RECOMMENDS A VOTE FOR ALL NOMINEES.

 Directors Continuing in Service:

Name and Age	Biographical Data	Length of Service as Director and Expiration of Term
Class III Directors:
Douglas A. Greenlee (Age 63)

Mr. Greenlee is the Supervisor of the Psychological Rehabilitation Program of Way Station, Inc., a not-for-profit behavior health organization in which he has held various other positions since 2003. Mr. Greenlee was employed by the Company as Vice President, Business Development from June, 1992 to April, 1999. He is an attorney, certified public accountant and former owner of Harpers Ferry Wood Products. Mr. Greenlee has a juris doctorate degree from Georgetown University and practiced law in Winchester, Virginia for 17 years, focusing primarily in taxation, employee benefits and corporate law. Mr. Greenlee is Chairman of Hardinge's Investment Committee and a member of the Audit and Nominating and Governance Committees. Mr. Greenlee has particular skills and experiences in accounting, finance and legal affairs that qualify him to serve as a director.

Director since 1979; term expires 2012
John J. Perrotti (Age 50)

Mr. Perrotti is President and Chief Executive Officer of Gleason Corporation, a privately-held manufacturer of gear production equipment headquartered in Rochester, New York that is a leading global player in the machine tool market. He also serves as a director of Gleason Corporation and has held various other positions with the company including Chief Operating Officer (2005), Executive Vice President, Chief Financial Officer and Controller (2002-2004), Treasurer (1997-2004) and Vice President-Finance (1995-2002). Mr. Perrotti was formerly a practicing certified public accountant at KPMG. Mr. Perrotti has a M.B.A. degree from the University of Rochester. In addition to offering his perspective as chief executive officer of a manufacturing company, Mr. Perrotti is also qualified to serve as a director because he is an "audit committee financial expert" as defined by SEC rules and, as such, serves as Chairman of Hardinge's Audit Committee. Mr. Perrotti is also a member of the Investment Committee.

Director since 2003; term expires 2012

Name and Age	Biographical Data	Length of Service as Director and Expiration of Term
Class I Directors:
Mitchell I. Quain (Age 59)

Since 2010 Mr. Quain has been a Partner of One Equity Partners, a private investment firm. From 2006 to 2010, he was a Senior Director of ACI Capital Corp. From 2002 to 2005, he was Chairman of Register.Com, Inc., an internet services provider, and from 1997 to 2001 he was employed with ABN AMRO and its predecessors in several capacities including Vice Chairman. Mr. Quain has a M.B.A. degree from the Harvard Business School. Mr. Quain is Chairman of the Board of Directors of Magnetek, Inc. a publicly-traded manufacturer of digital power and motion control systems, a director of Titan International, Inc. a publicly-traded supplier of wheel and tire assemblies and a director of HEICO Corporation a publicly-traded manufacturer of jet engine, aircraft component replacement parts and various types of electronic equipment for the aviation, defense, space, medical, telecommunications and electronics industries. He is a member of Hardinge's Compensation and Investment Committees. Mr. Quain's 30 years of investing experience, working knowledge of capital markets gained from his experiences as an investment banker, his knowledge and experience as a Chartered Financial Analyst and his service as a director of other publicly-traded manufacturers, offer a valuable perspective to the Board of Directors.

Director since 2004; term expires 2013
Kyle H. Seymour (Age 50)

Since 2002 Mr. Seymour has been Chairman, President and Chief Executive Officer of Xtek, Inc., a privately-held manufacturer of custom machined and heat treated industrial components. From 2000 to 2002, he was a Senior Vice President with UNOVA Corporation, a publicly-traded machine tool manufacturer. Mr. Seymour has a M.B.A. from the Harvard Business School. He is Hardinge's Chairman of the Board of Directors, Lead Independent Director, Chairman of the Nominating and Governance Committee and a member of the Compensation Committee. Mr. Seymour's service as chief executive officer of another manufacturing company, and his prior experience as an executive in the machine tool industry, qualify him to serve on Hardinge's Board of Directors.

Director since 2004; term expires 2013

Name and Age	Biographical Data	Length of Service as Director and Expiration of Term
Richard L. Simons (Age 55)

Mr. Simons has served as Hardinge's President and Chief Executive Officer since May, 2008 and was the Company's Senior Vice President/Chief Operating Officer March to May, 2008. Prior to rejoining Hardinge in March 2008, he was Vice President and Corporate Controller at Carpenter Technology, a publicly-traded specialty steel manufacturer, from July, 2005 to February, 2008. Mr. Simons originally joined Hardinge in 1983, holding the positions of Executive Vice President/Chief Financial Officer of Hardinge Inc. from 2000 to July, 2005; Senior Vice President/Chief Financial Officer in 1999; Vice President of Finance in 1996, and Controller in 1986. Mr. Simons previously served on the Company's Board of Directors from February, 2001 to July, 2005. Mr. Simons has a M.B.A. degree from the Rochester Institute of Technology and is also a certified public accountant. Mr. Simons' vast experience in manufacturing, finance, and his long history with Hardinge, strengthen the Board's collective ability to manage the Company's business.

Director since 2008; term expires 2013

CORPORATE GOVERNANCE

        Our business, property and affairs are managed by, or are under the direction of, our Board pursuant to New York Business Corporation Law and our By-Laws. Members of the Board are kept informed of Hardinge's business through discussions with the Chief Executive Officer, the Chief Financial Officer, and other key members of management, by reviewing materials provided to them and by participating in meetings of the Board and its several committees.

Board Meetings

        The Board held eighteen scheduled meetings during the year ended December 31, 2010. All members of the Board attended at least 75% of the aggregate number of Board meetings and meetings of committees of which they are members held during 2010.

Board Committees

        We have four standing Board committees: Audit, Compensation, Nominating and Governance, and Investment. Each standing committee's written charter, as adopted by the Board, is available on our website at www.hardinge.com under the heading "Investor Relations—Corporate Governance."

Audit Committee

        The Audit Committee met four times during 2010. The current members of our Audit Committee are Messrs. Perrotti (Chairman), Burke and Greenlee. The Audit Committee, which has been established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, assists the Board in fulfilling its responsibilities for generally overseeing the Company's financial reporting processes and the audit of the Company's financial statements, including the integrity of the Company's financial statements, the Company's compliance with legal and regulatory requirements, the qualifications and independence of the Company's independent auditor, the performance of the independent auditor, and risk assessment and risk management. Among other things, the Audit Committee prepares the Audit Committee Report for inclusion in the annual proxy statement; annually reviews its charter and performance; appoints, evaluates and determines the compensation of our independent auditor; reviews and approves the scope of the annual audit, the audit fee and the financial statements; reviews the Company's disclosure controls and procedures, internal controls, and corporate policies with respect to financial information and earnings guidance; reviews regulatory and accounting initiatives; oversees the Company's compliance programs with respect to legal and regulatory requirements; administers the Company's Code of Ethics for the Chief Executive and Senior Financial Officers; oversees investigations into complaints concerning financial matters; reviews other risks that may have a significant impact on the Company's financial statements; and reviews SEC filings. The Audit Committee works closely with management as well as the independent auditor. The Audit Committee has the authority to obtain advice and assistance from, and receive appropriate funding from the Company for, outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties. The independent auditor regularly meets privately with the Audit Committee and has unrestricted access to this Committee. The Audit Committee also works closely with the Company's internal auditor, including reviewing and approving the internal auditor's work plan, assessing the internal auditor's work product, and making recommendations for follow-up or additional audit work. The Company's internal auditor meets with the Audit Committee outside the presence of management and has unrestricted access to the Audit Committee.

Compensation Committee

        The Compensation Committee met five times during 2010. The current members of the Compensation Committee are Messrs. Burke (Chairman), Quain and Seymour. The Compensation Committee reviews and recommends to the independent directors salaries and bonuses of all executive officers and also administers the Company's 2002 Incentive Stock Plan and grants stock options and restricted stock awards under that plan. Other specific duties include reviewing and approving objectives relevant to executive officer compensation; evaluating performance and determining the compensation of executive officers in accordance with those objectives; overseeing the Company's equity-based and incentive compensation plans; reviewing total compensation of senior managers of the Company and its subsidiaries; establishing compensation policies and practices for service on the Board and its committees; developing guidelines for and monitoring director and executive stock ownership; reviewing employment agreements for executive officers and making recommendations about such agreements to the independent directors and annually evaluating its performance and its charter.

Nominating and Governance Committee

        The Nominating and Governance Committee met two times during 2010. The current members of the Nominating and Governance Committee are Messrs. Seymour (Chairman), Burke and Greenlee. The Nominating and Governance Committee is expected to identify, evaluate and recommend nominees for the Board of Directors for purposes of each annual meeting of shareholders and evaluate the composition and organization of the Board and its committees. The Nominating and Governance Committee also develops and regularly reviews corporate governance principles and related policies for approval by the Board; oversees the organization of the Board to discharge the Board's duties and responsibilities properly and efficiently; and sees that proper attention is given and effective responses are made to shareholder concerns regarding corporate governance. Other specific duties and responsibilities of the Nominating and Governance Committee include: overseeing succession planning, annually assessing the size and composition of the Board, including developing and reviewing director qualifications for approval by the Board; identifying and recruiting new directors and considering candidates proposed by shareholders; recommending assignments of directors to committees to ensure that committee membership complies with applicable laws and listing standards; conducting a preliminary review of director independence and financial literacy and expertise of Audit Committee members; overseeing director orientation and continuing education; overseeing the self-evaluation of the Board and its committees; and annually evaluating the Chief Executive Officer in conjunction with the Compensation Committee with input from all Board members. The Nominating and Governance Committee also administers the Company's Related Party Transaction Policy.

        It is the policy of the Nominating and Governance Committee to consider both recommendations and nominations for candidates to the Board submitted by our shareholders. Shareholder recommendations for candidates to the Board must be directed in writing to the Chairman of the Board, Hardinge Inc., One Hardinge Drive, Elmira, NY 14902-1507, and must include: the candidate's name, age, business address and residence address, the candidate's principal occupation or employment, the number of shares of the Company which are beneficially owned by the candidate, a description of all arrangements or understandings between the shareholder making such nomination and each candidate and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the shareholder, detailed biographical data and qualifications and information regarding any relationships between the candidate and the Company within the last three years, and any other information relating to such nominee that is required to be disclosed in solicitations of proxies for elections of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. A shareholder's recommendation must also set forth: the name and address, as they appear on the Company's books, of the shareholder making such recommendation, the class and number of shares of the Company which are beneficially owned by the shareholder and the date such shares were acquired by the shareholder, any material interest of the shareholder in such nomination, any other information that is required to be provided by the shareholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, in his capacity as a proponent to a shareholder proposal, and a statement from the recommending shareholder in support of the candidate, references for the candidate, and an indication of the candidate's willingness to serve, if elected.

        Our By-Laws establish an advance notice procedure with regard to certain matters, including shareholder proposals and director nominations, which are properly brought before an annual meeting of shareholders. To be timely, a shareholder's notice must be delivered to, or mailed and received at, the Company's principal executive offices not less than 120 calendar days prior to the date proxy statements were mailed to shareholders in connection with the previous year's annual meeting of shareholders. In the event that no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than thirty (30) days from the date contemplated at the time of the previous year's proxy statement, notice by the shareholder, to be timely, must be so received a reasonable time before the solicitation is made.

        Except as may be required by rules promulgated by NASDAQ, the SEC, or other applicable law, there are currently no specific, minimum qualifications that must be met by each candidate for the Board, nor are there specific qualities or skills that are necessary for one or more of the members of the Board to possess.

        In identifying and evaluating the individuals that it recommends that the Board select as director nominees, the Nominating and Governance Committee utilizes the following process:

  •
  The Committee reviews the qualifications of any candidates who have been properly recommended or nominated by the shareholders, as well as those candidates who have been identified by management, individual members of the Board or, if the Committee determines, a search firm. During 2010, no third party fee was paid to assist in identifying or evaluating nominees.

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  The Committee evaluates the performance and qualifications of individual members of the Board eligible for re-election at the annual meeting of shareholders.

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  The Committee considers the suitability of each candidate, including the current members of the Board, in light of the current size and composition of the Board. In evaluating the suitability of the candidates, the Committee considers many factors, including, among other things, issues of character, judgment, independence, age, expertise, breadth of experience, length of service and other commitments. The Committee evaluates such factors, among others, and considers each individual candidate in the context of the current perceived needs of the Board as a whole.

  •
  After such review and consideration, the Committee recommends that the Board select the slate of director nominees.

        The Committee has not adopted a specific diversity policy with respect to the filling of vacancies on the Board of Directors. The Committee recognizes the importance of including candidates who will provide a diversity of perspectives.

Investment Committee

        The Investment Committee met four times during 2010. The current members of the Investment Committee are Messrs. Greenlee (Chairman), Hunter, Perrotti and Quain. The Investment Committee performs several responsibilities with respect to the Company's U.S. pension and retirement plans including: review of investment objectives and policies; review of the selection and retention of trustees, custodians, investment managers and other service providers; and review of allocation among asset classes and investment performance compared to appropriate benchmarks.

Director Independence

        The Board makes an annual determination regarding the independence of each of our directors. The Board has determined that, as of January 1, 2011, Messrs. Burke, Greenlee, Hunter, Perrotti, Quain and Seymour are "independent" within the meaning of the rules of NASDAQ and all other applicable laws and regulations.

        The Board determined that Mr. Simons is not independent because he is an executive officer of Hardinge.

        Each member of the Board's Audit, Compensation, and Nominating and Governance Committees is independent within the meaning of the rules of NASDAQ and all other applicable laws and regulations.

Board Leadership

        In accordance with the Company's Corporate Governance Guidelines, the Board of Directors may designate a non-employee director to serve in a lead capacity to coordinate the activities of the other non-employee directors and to perform such other duties and responsibilities as the Board of Directors may determine. The guidelines further provide that if Hardinge's Chairman of the Board is not also an executive officer of the Company, then the Chairman will perform the duties of the Lead Independent Director. Under these guidelines, the Company separated the role of Chairman of the Board of Directors from that of Chief Executive Officer. Since the separation of these roles, Mr. Seymour, an independent director, has served as Chairman of Hardinge's Board of Directors and Lead Independent Director. The Board of Directors believes that the separation of the roles of Chairman and Chief Executive Officer is an appropriate structure for the Company because it increases the involvement and voice of the independent directors, facilitates communication and constructive debate within the Board and between management and the Board, and enhances the accountability of senior management to the independent directors.

        The responsibilities of the Lead Independent Director, when performed by the Chairman, include the following:

  •
  Establishing an appropriate schedule of Board meetings and approving the information, agenda and meeting schedules.

  •
  Ensuring the quality, quantity and timeliness of the information submitted by the Company's management that is necessary or appropriate for the non-employee directors to effectively perform their duties.

  •
  Developing agendas for and presiding over executive sessions of the Board's non-employee directors.

  •
  Serving as principal liaison between the non-employee directors and management.

Executive Sessions of Non-Employee Directors

        Non-employee Board members periodically meet without management present from time to time as determined by the Lead Independent Director either at the time of regularly scheduled Board Meetings, for which meetings the Directors are not compensated, or at other times between such meetings, for which meetings, if present, the Directors are compensated at the then applicable fee for committee meetings. The Chairman, Mr. Seymour, presides over meetings of the non-employee Directors. The non-employee directors met six times during 2010.

The Board's Role in Risk Oversight

        Our Board is actively involved in overseeing our risk management. Operational and strategic presentations by senior management to the Board include consideration of the challenges and risks to our business, and the Board and management actively engage in discussion on these topics. Senior management provides detailed reports on specific risk management issues when requested by the Board or otherwise deemed appropriate by management. Outside counsel and other advisors participate in these reports as appropriate.

        The Audit Committee regularly reviews risk assessment and risk management. It reviews management's assessment of the effectiveness of internal control over financial reporting as of the end of the each fiscal year and the independent auditor's report on management's assessment and determines appropriate actions to address identified weaknesses. The Committee also discusses the Company's policies with respect to risk assessment and risk management and regularly reviews Enterprise Risk Management (ERM) issues associated with the Company. The Company's Internal Auditor works with management to prioritize business risks then meets regularly with the Committee to provide reports.

Communications with Directors

        Shareholders may communicate concerns to any director, committee member or the Board by writing to the following address: Hardinge Inc. Board of Directors, Hardinge Inc., One Hardinge Drive, Elmira, New York 14902-1507, Attention: Corporate Secretary. Please specify to whom your correspondence should be directed. The Corporate Secretary has been instructed by the Board to promptly forward all correspondence (except advertising material) to the relevant director, committee member or the full Board, as indicated in the correspondence.

Audit Committee Financial Expert

        The Board has determined that at least one member of the Audit Committee, John J. Perrotti, is an Audit Committee Financial Expert for purposes of the SEC rules and NASDAQ rules.

 Policy Regarding Directors' Attendance at Annual Meetings

        Hardinge Inc. has a policy that every director and nominee for director will attend our Annual Meeting of shareholders unless unavoidable circumstances, business or personal, arise. All of the Board Members attended the 2010 Annual Meeting.

Code of Conduct

        Our Board has adopted the Code of Conduct for Directors and Executive Officers and the Code of Ethics for the Chief Executive and Senior Financial Officers which supplement the Code of Conduct governing all employees and directors. Copies of these policies are available on our website at www.hardinge.com under the heading "Investor Relations—Corporate Governance." In February 2011, our Board adopted an amended and restated version of the Code of Ethics for the Chief Executive and Senior Financial Officers. A copy of the amended and restated version of the Code of Ethics for the Chief Executive and Senior Financial Officers appears on our website at www.hardinge.com under the heading "Investor Relations—Corporate Governance." We will promptly disclose any amendments to, or waivers from, the Code of Ethics for the Chief Executive and Senior Financial Officers on our website. During 2010, no amendments to or waivers of were made with respect to the Code of Ethics for the Chief Executive and Senior Financial Officers.

PROPOSAL 2—ADOPTION OF THE 2011
INCENTIVE STOCK PLAN

        The 2011 Incentive Stock Plan (the "Plan"), attached hereto as Appendix A, provides for the granting of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock incentives and performance share incentives (collectively, the "Incentives"), payable in shares of Common Stock or cash, or a combination of shares and cash, to Company employees. The Plan will become effective on May 3, 2011, if adopted by the Company's stockholders at the Annual Meeting and shall terminate on May 2, 2021, but awards made prior thereto may extend beyond that date. The purpose of the Plan is to enhance the profitability and value of the Company for the benefit of its shareholders by providing stock or other equity-based awards to attract, retain and motivate officers, directors and other key employees who make important contributions to the success of the Company. The Plan will be administered by the Compensation Committee of the Board of Directors (the "Committee"). Terms and conditions of awards will be set forth in written agreements. The principal features of the Plan are summarized below for the convenience and information of our shareholders. This description is qualified in its entirety by reference to the Plan, which is attached hereto as Appendix A. The Plan provides that 750,000 shares of Common Stock will be available for the granting of awards under the Plan. Any shares of Common Stock granted pursuant to awards of incentive stock options, non-qualified stock options or stock appreciation rights will be counted on a one-for-one basis in respect of the aggregate amount of shares of Common Stock available for awards pursuant to the Plan (the "Plan Share Amount"). For awards of restricted stock incentives and performance share incentives pursuant to the Plan, shares of Common Stock granted pursuant to such awards will be counted as two shares of Common Stock against the Plan Share Amount for every one share of Common Stock subject to the award. If an award of an Incentive is forfeited or lapses, expires or is terminated (other than surrender of an option or a portion thereof pursuant to a stock appreciation right), the shares of Common Stock subject to such award may thereafter increase the Plan Share Amount. The closing price of the Common Stock on March 7, 2011 was $12.90.

        Any employee of the Company or any of its subsidiaries will be eligible for any award under the Plan if selected by the Committee and, in the case of an officer of the Company; such award is subsequently ratified by the Board of Directors. Subject to the provisions of the Plan, the Committee will have full authority and discretion to select the employees to whom awards will be granted and the amount and form of such awards. Prior to awarding a grant of one or more Incentives to an officer of the Company, the award recommended by the Committee will be subject to the ratification by the Board of Directors. The

Committee will also be responsible for administrative management of the Plan. There are approximately 1,190 persons employed by the Company and its subsidiaries who would be eligible for selection for participation by the Committee. No determination has been made by the Committee with respect to the specific employees who will be granted an award or the amount or nature of any future awards under the Plan. The maximum number of shares of Common Stock in respect of which Incentives may be granted during the term of the Plan to an individual recipient is 200,000, subject to any adjustment provisions that may apply pursuant to the Plan.

        Under the Plan, the Committee will be authorized to grant stock options that are intended to qualify as "Incentive Stock Options" ("ISOs") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and to grant non-qualified stock options that are not intended to qualify as ISOs. Grants to officers of the Company, however, are subject to ratification by the Board of Directors. No stock option can be granted at an option price less than the fair market value of a share of Common Stock at the time of grant. No stock option can be exercised more than ten years after the date such option is granted. In the case of ISOs, the aggregate fair market value of the shares of Common Stock with respect to which such options are exercisable for the first time by any recipient during any calendar year cannot, exceed $100,000. The Committee will be authorized to issue, with limitations, reload options upon exercise of stock options.

        The Committee will also be authorized to grant other Incentives for the benefit of eligible employees, including stock appreciation rights, restricted stock incentives and performance share incentives under such terms and conditions as the Committee may prescribe. Grants to officers of the Company, however, are subject to the ratification by the Board of Directors. The Committee will establish performance goals for any performance share incentives, which goals may include earnings per share, return on stockholders' equity, return on assets, net income, Company earnings performance compared to its domestic competition or any other financial or other measurement for either the Company as a whole or for any of its business units. The shares of Common Stock which may be granted pursuant to a restricted stock incentive will be restricted and will not be able to be sold, pledged, transferred or otherwise disposed of until such restrictions lapse. The Committee may in its discretion provide for limited exceptions to employment restrictions associated with restricted stock incentives, accelerate the date of vesting or lapse of restrictions for any Incentive but in no event shall the restriction period for restricted stock incentives be less than three years. Stock appreciation rights, performance share incentives and shares of Common Stock issued pursuant to restricted stock incentives will be issued for no monetary consideration.

        Appropriate adjustments will be made to the number of shares of Common Stock available for awards and the terms of outstanding awards under the Plan to reflect any extraordinary dividend, reorganization, recapitalization, stock dividend, stock split-up, change in par or no par value, combination of shares, merger, consolidation, sale of all or substantially all of the assets of the Company, warrant or rights offering or combination, exchange or reclassification of shares of Common Stock or any other similar event or any other change in the corporate structure or shares of the Company. Except for such adjustments, neither the Board nor the Committee will lower the exercise price of outstanding options issued under the Plan.

        Incentive holders shall forfeit all amounts not payable or privileges with respect to stock options not immediately exercisable if the holder's employment with the Company or its subsidiaries is terminated for cause, is voluntarily terminated by the holder, other than by retirement after the age of 55 (or such other age as may be provided for in the Incentive award) or if the holder engages in competition with the Company or its subsidiaries or any activity or conduct contrary to the best interests of the Company, as determined by the Committee in its sole discretion. Stock options immediately exercisable at the time of such events will remain exercisable for seven days unless the Committee determines that such stock options will remain exercisable for a longer period.

        Upon a change in control, all awards of Incentives outstanding shall become fully vested and exercisable and a stock option award may be surrendered to the Company for cash in an amount equal to the aggregate excess of the fair market value of the shares of Common Stock subject to the option over the exercise price of such option. For this purpose, a change of control will include an acquisition (other than from or by the Company or by an employee benefit plan of the Company) of securities of the Company which represent 35% or more of the combined voting power of the Company's then outstanding securities (excluding any such securities held by such person or persons as trustee or other fiduciary of an employee benefit plan of the Company), certain changes in the composition of the Board of Directors, or the approval by the shareholders of the Company of a merger, consolidation, sale or disposition of all or substantially all of the Company's assets or a plan of partial or complete liquidation.

        The Plan is intended to comply with Sections 162(m) and 409A of the Code, and Rule 16b-3 promulgated pursuant to the Securities Exchange Act of 1934, as amended.

        The Committee has sole discretion to grant awards of Incentives to employees under the Plan, other than grants to officers of the Company which must be ratified by the Board of Directors. No determination has been made as to the nature or amount of awards that would have been or will be made under the Plan. Therefore, the amount or nature of awards that will be received by employees under the Plan cannot be now determined. No grants will be made under the Company's 2002 Incentive Stock Plan on and after the date the shareholders approve the Plan.

Federal Income Tax Consequences

        Stock options to be issued under the Plan as ISOs are intended to satisfy the requirements of Section 422 of the Code. Under the provisions of that Section, the optionee will not be deemed to receive any income at the time an ISO is granted or exercised. If the optionee disposes of the shares of Common Stock acquired upon exercise of an ISO more than two years after the grant and one year after the exercise of the ISO, the gain, if any (i.e., the excess of the amount realized for the shares of Common Stock over the option price) will be long-term capital gain. If the optionee disposes of the shares of Common Stock acquired upon exercise of an ISO within two years after the date of grant or within one year after the exercise of the ISO, the disposition will constitute a "disqualifying disposition" and the optionee will have ordinary income in the year of the disqualifying disposition equal to the excess of the fair market value of the shares of Common Stock on the date of exercise over the option price. The excess, if any, of the amount received for the shares of Common Stock in a disqualifying disposition over the fair market value of the shares of Common Stock at the time of exercise will be short-term capital gain if such shares are disposed of within one year after the ISO is exercised, or long-term capital gain if such shares are disposed of more than one year after the ISO is exercised. If the optionee disposes of such shares in a disqualifying disposition, and such disposition is a sale or exchange which would result in a loss to the optionee, then the amount treated as ordinary income shall not exceed the excess (if any) of the amount realized on such sale or exchange over the adjusted basis of such shares.

        The Company is not entitled to a deduction as a result of the grant or exercise of an ISO. If the optionee has ordinary income as a result of a disqualifying disposition, the Company will have a corresponding deductible expense in an equivalent amount in the taxable year of the Company in which the disqualifying disposition occurs.

        The excess of the fair market value of the shares of Common Stock subject to an ISO at the time of exercise over the option price is a tax preference item for alternative minimum tax purposes for the employee. The basis in stock acquired upon exercise of an ISO for alternative minimum tax purposes is increased by the amount of the preference.

        Non-qualified stock options issued under the Plan which do not satisfy the requirements of Section 422 of the Code will have the following tax consequences:

  •
  the optionee will have ordinary income at the time the option is exercised in an amount equal to the excess of the fair market value of the shares of Common Stock acquired at the date of exercise over the option price;

  •
  the Company will have a deductible expense in an amount equal to the ordinary income of the optionee;

  •
  no amount other than the price paid upon exercise of the option shall be considered as received by the Company for shares so transferred; and

  •
  any gain or loss from the subsequent sale of the shares of Common Stock acquired upon exercise of the option will be capital gain and any loss will be capital loss.

        A recipient of awards of stock appreciation rights and performance share incentives will have ordinary income equal to the cash or fair market value of the shares of Common Stock on the date received in the year in which the award is actually paid. The Company will have a corresponding deductible expense in an amount equal to the ordinary income reported by the recipient in the year the award is paid. The recipient's basis in the shares of Common Stock received will be equal to the fair market value of the shares of Common Stock when received and his or her holding period will begin on that date.

        Restricted stock incentive awards do not constitute taxable income until such time as the restrictions upon the award lapse with respect to any installment. When any installment of shares of Common Stock are released from restriction, the fair market value of such shares on the date the restrictions lapse constitutes ordinary income to the recipient in that year. The Code permits a recipient of a restricted stock incentive award to elect to treat as ordinary income the fair market value of all of the shares of Common Stock awarded on the date the recipient receives the award. This election must be made promptly within time limits prescribed by the Code and the regulations thereunder. Any subsequent appreciation or depreciation in value thereafter would be treated as a capital gain or loss when the shares of Common Stock are subsequently sold (after the restrictions lapse). In addition, if, after electing to pay tax on the award in the year received, the recipient subsequently forfeits the award for any reason, the tax previously paid is not recoverable.

        In the event of a change in control, the vesting, exercise and lapse of restrictions on awards of Incentives may contribute to an excess parachute payment, as defined in Section 280G of the Code. In such event, the Company's deduction with respect to such excess parachute payment would be denied and the recipient would be subject to a nondeductible 20% excise tax on such excess parachute payment.

Equity Compensation Plan Information

        The following table provides detail as of December 31, 2010 with respect to shares of our Common Stock that can be issued pursuant to our stock-based compensation plans. The table below does not include the 2011 Incentive Stock Plan which is the subject of Proposal 2 in this proxy statement.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	74,990	$6.64	31,493	(1)
Equity compensation plans not approved by security holders	—	—	—

Total	74,990	$6.64	31,493

(1)
Does not include 247,840 shares of Common Stock which are the subject of unvested restricted stock awards. Under the terms of the 2002 Incentive Stock Plan, if such awards are forfeited prior to vesting, then the shares of Common Stock would be available for issuance under the plan.

Vote Required

        The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve the Plan.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE 2011 INCENTIVE STOCK PLAN.

 PROPOSAL 3—RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITOR

        The Board is seeking shareholder ratification of the appointment of Ernst & Young LLP as the Company's independent auditor for the year ending December 31, 2011.

        The Audit Committee of the Board has reviewed and evaluated all criteria it considered relevant in assessing the performance of Ernst & Young LLP, such as the quality of its audit work, its knowledge of the industry and the Company's affairs, the availability of its professional advice on a timely basis and the reasonableness of its fees. Based upon such review and evaluation, the engagement of Ernst & Young LLP has been approved by the Audit Committee. If the Company's shareholders do not ratify the appointment of Ernst & Young LLP, the appointment of an independent auditor will be reconsidered by the Audit Committee. Even if the appointment is ratified, the Audit Committee in its discretion may nevertheless appoint another independent auditor at any time during the year if the Audit Committee determines such a change would be in the best interests of our shareholders and the Company.

        It is expected that representatives of Ernst & Young LLP will attend the Meeting and be available to make a statement or respond to appropriate questions.

        THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITOR.

 Independent Auditor Information

        The Company incurred the following fees for services performed by Ernst & Young LLP in 2010 and 2009:

	2010	2009
Audit Fees(1)	$862,716	$809,040
Audit Related Fees(2)	16,779	50,484
Tax Fees(3)	22,909	23,027
All Other Fees(4)	55,965	21,664

Total	$958,369	$904,215

(1)
Consists of aggregate fees billed or expected to be billed by Ernst & Young LLP for professional services rendered for the audit of the Company's annual financial statements for each of the years ended December 31, 2010 and 2009, for review of the financial statements included in the Company's Quarterly Reports on Form 10-Q for each of those years, and for services that are normally provided in connection with statutory and regulatory filings. The amount also includes fees billed for the audit of internal control over financial reporting required by Section 404 of the Sarbanes-Oxley Act of 2002.

(2)
Consists of aggregate fees billed or expected to be billed by Ernst & Young LLP for assurance and related services reasonably related to the performance of the audit or review of the Company's financial statements for each of the years ended December 31, 2010 and 2009, and not included in the Audit Fees listed above.

(3)
Consists of aggregate fees billed or expected to be billed by Ernst & Young LLP for tax compliance, tax advice and tax planning for each of the fiscal years ended December 31, 2010 and 2009. These services included tax return preparation, and other U.S. and non-U.S. tax advisory and tax compliance services.

(4)
These are fees for other permissible work performed by Ernst & Young LLP that does not meet the above category description. This includes due diligence on an acquisition transaction in 2010, and a transfer pricing analysis in 2010 and 2009.

        The Audit Committee has the sole and direct authority to engage, appoint and replace other independent auditors. In addition, every engagement of Ernst & Young LLP to perform audit or non-audit services on behalf of the Company or any of its subsidiaries requires pre-approval from the Audit Committee before Ernst & Young LLP is engaged to provide those services. As a result, for 2010 and 2009, the Audit Committee approved all services performed by Ernst & Young LLP on behalf of the Company and its subsidiaries.

Vote Required

        The affirmative vote of a majority of the votes cast at the Meeting is required for ratification of the appointment of Ernst & Young LLP.

REPORT OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

        The Audit Committee represents and assists the Board in fulfilling its responsibilities for general oversight of the integrity of the Company's financial statements, the Company's compliance with legal and regulatory requirements, the independent auditor's qualifications and independence, the performance of the Company's independent auditors, risk assessment and risk management, and oversight of treasury matters. The Audit Committee manages the Company's relationship with its independent auditor, which reports directly to the Audit Committee. The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties and receives appropriate funding, as determined by the Audit Committee, from the Company for such advice and assistance.

        The Audit Committee met privately at its regular meetings with the independent auditor, the Company's chief executive officer and chief financial officer and the Company's internal auditor, each of whom has unrestricted access to the Audit Committee. The Audit Committee held four meetings during 2010.

        The Company's management is primarily responsible for the Company's internal control and financial reporting process. The Company's independent auditor, Ernst & Young LLP, is responsible for performing an independent audit of the Company's consolidated financial statements and issuing opinions on the conformity of those audited financial statements with United States generally accepted accounting principles, the effectiveness of the Company's internal control over financial reporting and management's assessment of the internal control over financial reporting. The Audit Committee monitors the Company's financial reporting process and reports to the Board on its findings.

        The Audit Committee hereby reports as follows:

  1.
  The Audit Committee has reviewed and discussed the audited financial statements with the Company's management.

  2.
  The Audit Committee has discussed with the independent auditor the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA Professional Standards, Vol. 1. AU Section 380) as adopted by the Public Accounting Oversight Board in Rule 3200T.

  3.
  The Audit Committee has received the written disclosures and the letter from the independent auditor required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor's communications with the Audit Committee concerning independence, and has discussed with the independent auditor the independent auditor's independence.

  4.
  Based on the review and discussions referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2010, for filing with the Securities and Exchange Commission.

        The Audit Committee has numerous oversight responsibilities beyond those related to the audited financial statements and the retention and oversight of the Company's independent auditor. The Committee's charter, which is available at the Company's website (www.hardinge.com) under the heading "Investor Relations—Corporate Governance," describes those other responsibilities.

        Members of the Audit Committee rely, without independent verification, on the information and representations provided to them by management and on the representations made to them by the independent auditor. Accordingly, the oversight provided by the Audit Committee should not be considered as providing an independent basis for determining that management has established and maintained appropriate internal control over financial reporting, that the financial statements have been prepared in accordance with accounting principles generally accepted in the United States, or that the audit of the Company's financial statements by the independent auditor has been carried out in accordance with auditing standards generally accepted in the United States.

Members of the Audit Committee:
John J. Perrotti (Chairman)
Daniel J. Burke
Douglas A. Greenlee

        This report shall not be deemed to be incorporated by reference by any general statement incorporating this proxy statement by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed to be filed under such acts.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

        Paragraphs (a) and (b) below set forth information about the beneficial ownership of Hardinge's Common Stock. Unless otherwise indicated, the persons named have sole voting and investment power with respect to the shares listed.

        (a)   To the knowledge of management, the following owned 5% or more of Hardinge's outstanding shares of Common Stock as of March 7, 2011:

Name and Address of Beneficial Owner	Shares Owned and Nature of Beneficial Ownership		Percent of Class
FMR LLC 82 Devonshire Street Boston, MA 02109	1,509,361	(1)	13.0%
Franklin Resources, Inc. One Franklin Parkway San Mateo, CA 94403	1,070,000	(2)	9.2%
Dimensional Fund Advisors LP Palisades West, Building One 6300 Bee Cave Road Austin, TX 78746	890,155	(3)	7.7%
Royce & Associates, LLC 745 Fifth Avenue New York, NY 10151	705,844	(4)	6.1%

        (b)   To the knowledge of management, the number of shares of Hardinge's Common Stock owned by the directors, by certain executive officers, and by all such directors and executive officers as a group, as of March 7, 2011, is as follows:

Name	Shares Owned and Nature of Beneficial Ownership(5)(6)		Percent of Class(7)
Directors
Daniel J. Burke	35,045	(8)	—
Douglas A. Greenlee	26,961		—
J. Philip Hunter	48,492		—
John J. Perrotti	21,195		—
Mitchell I. Quain	24,678		—
Kyle H. Seymour	28,590		—
Executive Officers
(*also serves as director)
Richard L. Simons*	95,303		—
Edward J. Gaio	23,800		—
James P. Langa	21,740		—
Douglas C. Tifft(9)	72,760		—

All directors and executive officers as a Group (ten persons)	398,564		3.4%

(1)
Based on information reported on a Schedule 13G/A filed with the Securities and Exchange Commission on February 14, 2011 by FMR LLC, identifying each of Edward C. Johnson 3d, FMR LLC, Fidelity Management & Research Company as a beneficial owner of 1,509,361 shares, identifying Fidelity Low-Priced Stock Fund as the beneficial owner of 606,276 shares and identifying Edward C. Johnson 3d and FMR LLC as having sole dispositive power with respect to 1,509,361 shares.

(2)
Based on information reported on a Schedule 13G/A filed with the Securities and Exchange Commission on February 3, 2011 by Franklin Resources, Inc., Charles B. Johnson, Rupert H. Johnson, Jr. and Franklin Advisory Services, LLC identifying each as a beneficial owner of 1,070,000 shares and identifying Franklin Advisory Services, LLC as having sole voting power and sole dispositive power with respect to such shares.

(3)
Based on information reported on a Schedule 13G/A filed with the Securities and Exchange Commission on February 11, 2011 by Dimensional Fund Advisors LP, identifying Dimensional Fund Advisors LP as the beneficial owner of, and having sole dispositive power with respect to, 890,155 shares and as having sole voting power with respect to 868,197 shares.

(4)
Based upon information reported on a Schedule 13G/A filed with the Securities and Exchange Commission on January 13, 2011 by Royce & Associates, LLC, identifying Royce & Associates, LLC as the beneficial owner of, and having sole voting power and sole dispositive power with respect to, 705,844 shares.

(5)
Includes shares of Common Stock, subject to forfeiture and restrictions on transfer, granted under Hardinge's 2002 Incentive Stock Plan as well as options to purchase shares of Common Stock exercisable within 60 days issued under these plans. Messrs. Burke, Greenlee, Hunter, Perrotti, Quain and Seymour have the right to purchase 3,750, 3,750, 3,750, 1,500, 1,500 and 1,500 shares, respectively, pursuant to such options. Mr. Simons has the right to purchase 22,000 shares pursuant to such options. All directors and executive officers as a group hold options to purchase 37,750 such shares.

(6)
Includes shares of Common Stock held by Vanguard Fiduciary Trust Company as the trustee of Hardinge's Retirement Plan for the benefit of the members of the group, who may instruct the trustee as to the voting of such shares. If no instructions are received, the trustee votes the shares in the same proportion as it votes the shares for which instructions were received. The power to dispose of shares of Common Stock is also restricted by the provisions of the Plan. The trustee holds for the benefit of Messrs. Simons and Tifft, and all executive officers as a group, the equivalent of 804, 1,451, and 2,255 shares, respectively.

(7)
Unless otherwise indicated, does not exceed 1%.

(8)
Includes 150 shares held by Mr. Burke's spouse, as to which Mr. Burke disclaims beneficial ownership.

(9)
Includes 5,554 shares of Common Stock that are held in escrow by a creditor of Mr. Tifft as security for a promissory note in the amount of $75,000.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Hardinge's directors and certain of its officers to file reports of their ownership of Hardinge's Common Stock and of changes in such ownership with the SEC and NASDAQ. Regulations also require Hardinge to identify in this proxy statement any person subject to this requirement who failed to file any such report on a timely basis.

        To Hardinge's knowledge, based solely on its review of the copies of such reports furnished to Hardinge and written representations that no other reports were required, during the fiscal year ended December 31, 2010, all Section 16(a) filing requirements applicable to its officers, directors, and greater than ten-percent beneficial owners were met.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

        Subsequent sections of this proxy statement provide specific information about compensation to the following executive officers of Hardinge (our named executive officers) for the year ended December 31, 2010 and prior years:

  •
  Richard L. Simons, age 55—President and Chief Executive Officer. Mr. Simons has served as an executive officer of Hardinge since 2008.

  •
  Edward J. Gaio, age 57—Vice President and Chief Financial Officer. Mr. Gaio has served as an executive officer of Hardinge since 2008.

  •
  James P. Langa, age 52—Vice President Global Engineering, Quality and Strategic Sourcing. Mr. Langa has served as an officer of Hardinge since 2007 and as an executive officer of Hardinge since 2009.

  •
  Douglas C. Tifft, age 56—Senior Vice President—Administration. Mr. Tifft has served as an executive officer of Hardinge since 1988.

        To supplement the information presented in the compensation tables and other data presented in this proxy statement, the following is an overview and analysis of our compensation programs and policies for our named executive officers.

Compensation Objectives, Philosophy and Methodology

        The primary goals of our executive compensation programs are:

  •
  motivation of our executive officers to cause the Company to achieve the best possible financial and operational results;

  •
  attraction and retention of high quality executives who can provide effective leadership, consistency of purpose and enduring relations with relevant stakeholders; and

  •
  alignment of long-term interests of our executive officers with those of our shareholders.

        To achieve the goals of our executive compensation program, we believe that our total compensation package for each executive, as well as the individual components of the package, should approximate the median (i.e., the 50th percentile) of our comparative framework.

        In making decisions about the total compensation of each executive officer, we consider Company performance against internal plans, Company performance within the context of our peer group, and individual performance, skills and experience against specific job responsibilities. Company performance is measured by revenues, earnings, return on investment and shareholder return. We do not employ a specific formula for taking any of these factors into account except that a portion of the short term incentive bonus is based on pre-established financial performance objectives. Rather, we make a subjective determination regarding total compensation packages for our executive officers after considering these factors in the aggregate.

        We benchmark our executive compensation programs against a specific group of peer companies (using compensation information reported in their proxy statements) supplemented by published compensation surveys and various other sources such as executive search firms and published industry data. Our use of these sources is incorporated into the subjective determination regarding the total compensation packages for our executive officers and principally serves to ensure that determinations made regarding these compensation packages are consistent with general compensation trends and compensation arrangements for executives at similarly situated companies. We also compare our executive compensation programs to policies and practices of other companies. We refer to these other companies as our "peer group" for executive compensation purposes. The companies included in our peer group were selected based on comparability to Hardinge with respect to market capitalization, sales, manufactured products and international presence. The Compensation Committee recently engaged Radford, an Aon Hewitt Company for the purposes of providing consulting services on executive compensation matters. In connection with the consultation provided by Radford, the Compensation Committee determined that the Company's peer group for executive compensation purposes should be reconstructed in an effort to use peer companies that have similar market capitalization, industry considerations and responsibilities of company executives as part of the Compensation Committee's continuing effort to assess the Company's pay practices and policies for its executives. As a result, the reconstructed peer group being used by the Compensation Committee as of February 2011 consists of the following companies: Amtech Systems Inc., Columbus McKinnon Corp., Electro Scientific Industries Inc., Flow International Corporation, Hurco Companies Inc., Kadant Inc., Ladish Company Inc., Nanometrics Inc., NN, Inc., Newport Corporation, Sifco Industries Inc., Transcat Inc., Twin Disc Inc. and Zygo Corporation. Prior to February 2011, the peer group used by the Compensation Committee for executive compensation purposes included Ducommun Incorporated, Flow International Corporation, Hurco Companies Inc., MTS Systems Corporation, NN, Inc., Newport Corporation and Zygo Corporation.

        Finally, we evaluate the relativity of compensation among our executive officers with a view to ensure that differences properly reflect differences in title, job responsibilities, performance and seniority.

        Prior to 2010, the Compensation Committee has not relied upon on an external compensation consultant for the purposes of determining or recommending the amount or form of senior executive or director compensation. Prior to 2010, Hardinge had obtained market data from Watson Wyatt Data Services. Watson Wyatt's data base is comprised of widely available information and is accessible to its clients generally. The Committee relied upon this data for benchmarking purposes. However, Watson Wyatt did not make recommendations to the Committee or the Company on the form, amount or design of executive compensation.

        In November, 2010, the Compensation Committee engaged Radford, an Aon Hewitt Company to provide consulting support and guidance to the Compensation Committee in evaluating and managing Company compensation programs, governance and policies. In connection with this engagement, Radford has performed, and it is contemplated that it will continue to perform, certain services for the Compensation Committee, including:

  •
  validating the existing executive compensation philosophy of the Company;

  •
  reviewing and recommending additions to the Company's peer group for executive compensation purposes;

  •
  reviewing existing executive compensation programs;

  •
  on an annual basis, assisting the Compensation Committee in updating recommendations for stock awards for executives;

  •
  keeping the Compensation Committee posted on executive compensation over the course of the year;

  •
  attending meetings of the Compensation Committee as requested; and

  •
  providing such other assistance as deemed necessary by the Compensation Committee.

Compensation Program Components

        The significant components of our compensation program for executive officers include base salary, short term incentive bonus, long term incentive stock awards, supplemental executive retirement benefits and other benefits.

Base Salary

        Base salary is a fixed, cash component of compensation, which is reviewed and adjusted annually. The goal of this component is to provide Company executives with a stable, market-competitive base of income that is commensurate with an executive's skills, experience and contributions to the Company.

Short Term Incentive Bonus

        Short term incentive bonus is an annual cash bonus under the Company's Cash Incentive Plan that is fully at risk for the executives. For 2009, the independent directors, following the recommendation of the Compensation Committee, modified the Cash Incentive Plan to permit payment of short term incentive bonus in the form of Company stock.

Long Term Incentive Stock Awards

        Long term incentive stock awards, issued under the Company's 2002 Incentive Stock Plan, have three elements: restricted shares, performance shares and stock options. Restricted shares and stock options are primarily intended to retain executives by providing a compelling incentive for the participating executives to remain with the Company. Restricted shares and stock options also allow the Company to tie a portion of an executive's total compensation directly to increase in shareholder value.

        Performance shares are intended to motivate executives to set and achieve long range strategic plans that improve the structural performance of the business and increase its intrinsic value over a multi-year period. Performance shares vest only if the executive remains with the Company through the performance period and achieves the performance criteria specified by the Committee at the time of grant.

        Restricted shares vest over time periods that are generally longer than the vesting periods for performance shares.

        In any given year, the Compensation Committee may elect to grant restricted shares, performance shares, stock options, a combination thereof, or the Committee may elect not to make any long-term incentive stock awards, depending on the Committee's assessment of Company performance, business conditions, strategic goals and plans, executive retention risk, and aggregate holdings by executive participants in the plan.

        The Board of Directors believes that long-term incentive stock awards are, and for the foreseeable future will continue to be, a critical component of the Company's compensation program for executive officers and other management employees. Therefore, as described in this Proxy under the heading Proposal 2—Adoption of the 2011 Incentive Stock Plan, the Board has adopted and recommends that the Company's shareholders approve a new plan to ensure continued availability to the Company of stock-based awards as a compensation tool.

Supplemental Executive Retirement Benefits

        Supplemental executive retirement benefits have two purposes: to offset statutory limits imposed on an executive as a participant in the Company's defined benefit pension plan, and to provide an additional incentive for retention in cases of executives with long standing company service. As of December 31, 2010, Mr. Simons was the only named executive officer participating in a supplemental executive retirement benefits plan. Mr. Simons participates in a defined contribution supplemental executive retirement benefit plan.

Other Benefits

        Miscellaneous other benefits include company car allowances, local club memberships, and compensation for relocation expenses. The primary purposes of these benefits are to recruit qualified candidates to the generally rural locations of the Company's facilities, enhance the attractiveness of these locations, and to provide convenient forums in which Company executives can meet and build good relations with customers and visitors.

Role of Executive Officers in Determining Compensation

        The Compensation Committee, which consists exclusively of independent directors, evaluates compensation matters involving our executive officers. Under the Company's 2002 Incentive Stock Plan, the Compensation Committee determines all long term incentive stock awards without Board participation. If, as described in this Proxy, Proposal 2—Adoption of the 2011 Incentive Stock Plan is approved by the Company's shareholders, then under the 2011 Incentive Stock Plan, the Compensation Committee will recommend long term incentive stock awards, which will be subject to ratification by the Board of Directors. With respect to all other executive compensation, the Compensation Committee recommends action, as appropriate, to the independent directors. The chief executive officer plays an active role in preparing information for the Committee's review and in preparing recommendations for the Committee's and the independent directors' consideration.

        For the chief executive officer and other executive officers, the Committee evaluates, establishes, and recommends to the independent directors the base salary and targets and awards under the Cash Incentive Plan. The chief executive officer contributes to the establishment of both short term and other performance goals and objectives; however, the Committee independently assesses, and adjusts as appropriate, all performance goals and objectives before referring them to the independent directors for approval.

        The chief executive officer is not present during the Compensation Committee's deliberations of its recommendations to the independent directors with respect to the chief executive officer's compensation. Likewise, the independent directors' determination of the chief executive officer's compensation occurs outside the presence of the chief executive officer.

2010 Compensation of Executive Officers

Base Salary

        In February 2009, in response to deteriorating business conditions and consistent with the Company's resultant cost reduction initiative, the base salaries of Messrs. Simons, Gaio, Langa and Tifft were reduced by 5%. In May, 2009, the Board made a further 5% decrease to the base salaries of Messrs. Simons, Gaio, Langa and Tifft. On December 7, 2010, the Board of Directors reinstated the base salaries of Messrs. Simons, Gaio, Langa and Tifft to the levels in effect prior to the cost reduction initiatives instituted by the Board in 2009. After the reinstatement, effective as of January 1, 2011, Mr. Simons' base salary was returned to $325,000, Mr. Gaio's base salary was returned to $220,000, Mr. Langa's base salary was returned to $206,000 and Mr. Tifft's base salary was returned to $184,000.

Short Term Incentive Bonus

        On March 11, 2009, the Compensation Committee recommended to the independent members of the Board of Directors terms and conditions for 2009 bonuses (payable in 2010) under the Company's Cash Incentive Plan. The independent directors adopted the Compensation Committee's recommendations. Participants in the 2009 Cash Incentive Plan include Messrs. Simons, Gaio and Tifft. Each participant was eligible to earn a bonus payable in shares of the Company's common stock based on the Company's performance against an established objective for the Company's earnings before interest, depreciation and amortization for 2009 ("EBIDA"). Target bonuses per Messrs. Simons, Gaio, and Tifft were 43,000 shares, 23,500 shares and 17,175 shares, respectively. Bonuses may be less than the target bonuses, proportionately, to the extent the Company's actual EBIDA was less than the established EBIDA objective, provided, however, that no bonuses will be paid if the Company failed to meet minimum EBIDA objectives adopted by the independent directors. In 2009 the Company failed to meet the minimum EBIDA objectives. As a result, no awards were paid to our executive officers under the Cash Incentive Plan in 2010.

        Due to continuing unfavorable conditions in the machine tool industry, award opportunities for short-term incentive bonuses were not made available to Messrs. Simons, Gaio, Langa and Tifft in 2010 under the Company's Cash Incentive Plan. Accordingly, no short-term incentive bonuses were made to Messrs. Simons, Gaio, Langa and Tifft in 2011 under the Company's Cash Incentive Plan in connection with the Company's 2010 performance.

Long Term Incentive Stock Awards

        On January 6, 2010, the Company's Compensation Committee approved restricted common stock awards pursuant to the Company's 2002 Incentive Stock Plan to Messrs. Simons, Gaio, Langa and Tifft of 16,100 restricted shares, 8,800 restricted shares, 8,240 restricted shares and 7,400 restricted shares, respectively. The awarded shares vest ratably over a three-year period and are intended to be a retention incentive. The shares are forfeited if the recipient voluntarily leaves the Company during the three-year period. These awards were not conditioned upon the achievement of performance-based targets.

        In December 2008, the Company made awards of performance shares to Messrs. Simons, Gaio, Langa and Tifft in the total amounts of 15,000 shares, 8,000 shares, 5,000 shares and 8,000 shares, respectively. The awards represent the total target award for each executive officer if the Company attains its EBITDA objectives in 2009, 2010 and 2011. Each executive officer's target performance share award is subject to adjustment based on the Company's EBITDA in each such year. The range of potential adjustments during the three year period is from complete forfeiture of the target performance share award to a final award not exceeding 120% of the target award. Each executive officer's performance share award is also subject to complete forfeiture if prior to December 31, 2011 he voluntarily terminates employment with the Company or is terminated for cause. The EBITDA objectives for 2009 and 2010 were not attained and therefore, no performance shares were contingently allocated to our executive officers. Messrs. Simons, Gaio, Langa and Tifft will have an opportunity to earn performance shares under this arrangement based on the Company's EBITDA in 2011.

Supplemental Executive Retirement Benefits

        In December 2010, the Company contributed $9,905 on behalf of Mr. Simons in connection with his active participation in a Company defined contribution supplemental executive retirement benefit plan.

2011 Compensation Matters

        On February 15, 2011, the Board of Directors, based on the data supplied by Radford on competitive market practices, increased the base salaries of Messrs. Simons and Gaio by $50,000 and $15,000 respectively. As a result of the increases, effective February 1, 2011, Mr. Simons' annual base salary is $375,000 and Mr. Gaio's annual base salary is $235,000.

        On February 15, 2011, the Compensation Committee recommended to the independent members of the Board of Directors terms and conditions for 2011 bonuses (payable in 2012) under the Company's Cash Incentive Plan. The independent directors adopted the Compensation Committee's recommendations. Participants in the 2011 Cash Incentive Plan include Messrs. Simons, Gaio, Tifft and Langa. The 2011 target awards (expressed as a percentage of the executive officer's annual base salary) for Messrs. Simons, Gaio, Tifft and Langa are 70%, 50%, 40% and 50% respectively. Each participant is eligible to earn a bonus payable in cash based on the Company's performance against a threshold, target and maximum for (a) the Company's earnings before interest, taxes, depreciation and amortization for 2011 ("EBITDA") and (b) the Company's managed working capital (expressed as a percentage of annualized sales). Each executive officer is eligible to earn for each performance goal (i) 9.38% of his target award if the threshold for such performance goal is attained, (ii) 37.50% of his target award if the target for such performance goal is attained and (iii) 75% of his target award if the maximum for such performance goal is attained. Accordingly, the maximum award under the Plan for each executive officer, if the maximum for both EBITDA performance goal and managed working capital performance goal is attained by the Company, is 150% of such executive's target award.

        Additionally, the Compensation Committee retains the full discretion to award or withhold incentive compensation in an amount up to 25% of an executive officer's target award, regardless of the Company's performance against the performance goals, and full discretion to reduce, but not increase, any award otherwise determined by the Company's performance against the performance goals. To allow for such discretion by the Committee, the independent members of the Board of Directors amended Section 6(c) of the Cash Incentive Plan.

Summary Compensation Table

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)		Stock Awards ($) (e)(1)		Option Awards ($) (f)(2)	Non-Equity Incentive Plan Compensation ($) (g)	Change in Pension Value ($) (h)		All Other Compensation ($) (i)		Total ($) (j)
Richard L. Simons,	2010	293,313	—		90,321		—	—	41,166	(3)	9,948		434,748
President and Chief	2009	299,813	—		—		—	—	35,840	(4)	14,721		350,374
Executive Officer	2008	251,392	50,000	(5)	565,800	(6)	79,200	—	22,887	(7)	41,309		1,010,588
Edward J. Gaio,	2010	198,550			49,368		—	—	—		15,949	(8)	263,867
Vice President and Chief	2009	202,950	—		16,900		—	—	—		40,303		260,153
Financial Officer	2008	202,500	—		30,720	(9)	31,200	—	—		86,398		350,818
James P. Langa,	2010	185,915	—		46,226		—	—	—		16,338	(10)	248,479
Vice President Global	2009	190,035	—		16,900		—	31,288	—		17,762		255,985
Engineering, Quality and
Strategic Sourcing
Douglas C. Tifft,	2010	166,060	—		41,514		—	—	44,949	(11)	9,193		261,716
Senior Vice President—	2009	169,740	—		16,900		—	—	48,882	(11)	5,614		241,136
Administration/Assistant	2008	178,500	—		30,720	(12)	—	—	41,625	(11)	4,864		255,709
Secretary

(1)
The amounts shown represent the aggregate grant date fair value of the restricted stock awarded to the executive officers computed in accordance with FASB ASC Topic 718. See the notes to the Company's financial statements included in the Annual Report on Form 10-K for the year ended December 31, 2010 for a discussion of the assumptions used to value stock awards.

(2)
The option award amounts shown represent the aggregate grant date fair value of the options computed in accordance with FASB ASC Topic 718. The fair value of the options on grant date was estimated using the Black-Scholes option pricing model with the following weighted average assumptions: risk free interest rate of 1.27%, dividend yield of 1.04%, a volatility factor of 64.14% and a weighted average expected life of 10 years.

(3)
Amount includes an increase of $31,261 attributable to the increase in the present value of the accumulated benefit under the Hardinge Inc. Pension Plan and $9,905 contributed by the Company on behalf of Mr. Simons with respect to the nonqualified defined contribution supplemental executive retirement plan in which Mr. Simons is a participant.

(4)
Amount includes an increase of $24,603 attributable to the increase in the present value of the accumulated benefit under the Hardinge Inc. Pension Plan and $11,237 contributed by the Company on behalf of Mr. Simons with respect to the nonqualified defined contribution supplemental executive retirement plan in which Mr. Simons is a participant.

(5)
Paid upon Mr. Simons' commencement of employment in March 2008 as an inducement to rejoin the Company.

(6)
Amount consists of (i) an award of common stock as a long-term incentive award under the Company's 2002 Incentive Stock Plan valued at $508,200 and (ii) an award of performance shares (the "Performance Share Award") valued at $57,600, subject to adjustment based upon the Company's performance against an EBITDA target in 2009, 2010 and 2011. With respect to the Performance Share Award, the value of the award reflected in the table assumes achievement of the target EBITDA amount.

  Assuming the achievement by the Company of the highest level of performance conditions with respect to the Performance Share Award, the value of the Performance Share Award as of the grant date is $69,120.

(7)
Amount includes an increase of $18,502 attributable to the increase in the present value of the accumulated benefit under the Hardinge Inc. Pension Plan and $4,385 contributed by the Company on behalf of Mr. Simons with respect to the nonqualified defined contribution supplemental executive retirement plan in which Mr. Simons is a participant.

(8)
Amount includes compensation for relocation expenses paid to Mr. Gaio in 2010, an automobile allowance, life insurance, costs of a medical examination and dividends paid on restricted stock.

(9)
Amount represents an award of performance shares, subject to adjustment based upon the Company's performance against an EBITDA target in 2009, 2010 and 2011. With respect to this award, the value of the award reflected in the table assumes achievement of the target EBITDA amount. Assuming the achievement by the Company of the highest level of performance conditions with respect to this award, the value of the award as of the grant date is $36,864.

(10)
Amount includes automobile allowance, life insurance, costs of a medical examination and dividends paid on restricted stock.

(11)
Reflects increase in the present value of the accumulated benefit under the Hardinge Inc. Pension Plan.

(12)
Amount represents an award of performance shares, subject to adjustment based upon the Company's performance against an EBITDA target in 2009, 2010 and 2011. With respect to this award, the value of the award reflected in the table assumes achievement of the target EBITDA amount. Assuming the achievement by the Company of the highest level of performance conditions with respect to this award, the value of the award as of the grant date is $36,864.

Grants of Plan-Based Awards(1)

								All Other Stock Awards: Number of Shares of Stock or Units (#) (i)	All Other Option Awards: Number of Securities Underlying Options (#) (j)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards(2)					Exercise or Base Price of Option Awards ($/sh) (k)	Grant Date Fair Value of Stock Accrued ($)(2) (l)
Name (a)	Grant Date (b)	Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold ($) (f)	Target ($) (g)	Maximum ($) (h)
Richard L. Simons	1/7/2010	—	—	—	—	—	—	16,100	—	—	90,321
Edward J. Gaio	1/7/2010	—	—	—	—	—	—	8,800	—	—	49,368
James P. Langa	1/7/2010	—	—	—	—	—	—	8,240	—	—	46,226
Douglas C. Tifft	1/7/2010	—	—	—	—	—	—	7,400	—	—	41,514

(1)
All equity-based awards were made under the Company's 2002 Incentive Stock Plan.

(2)
Amount reflects the grant date fair value of stock awards computed in accordance with FASB ASC Topic 718. See the notes to the Company's financial statements included in the Annual Report on Form 10-K for the year ended December 31, 2010 for a discussion of the assumptions used to value stock awards.

        The Company's Cash Incentive Plan for 2009 provided an opportunity for Messrs. Simons, Gaio and Tifft to earn shares of common stock based on the Company's performance against EBIDA targets for 2009. The minimum targets were not obtained and no awards were made under the Cash Incentive Plan for 2009.

        In December 2008, the Company made awards of performance shares to Messrs. Simons, Gaio, Langa and Tifft in the total amounts of 15,000 shares, 8,000 shares, 5,000 shares and 8,000 shares, respectively. The awards represent the total target awards for each executive officer if the Company attains its EBITDA objectives in 2009, 2010 and 2011. Each executive officer's target performance share award is subject to adjustment based on the Company's EBITDA in each such year. The range of potential adjustments during the three year period is from complete forfeiture of the target performance share award to a final award not exceeding 120% of the target award. Each executive officer's performance share award is also subject to complete forfeiture if prior to December 31, 2011 he voluntarily terminates employment with the Company or is terminated for cause. The EBITDA objectives for 2010 were not attained and therefore, no performance shares were contingently allocated to our executive officers. Messrs. Simons, Gaio, Langa, and Tifft will have an opportunity to earn performance shares under this arrangement based on the Company's EBITDA in 2011.

        On February 20, 2009, the Compensation Committee, pursuant to the Company's 2002 Incentive Stock Plan, awarded to each of Messrs. Gaio, Langa and Tifft 5,000 restricted shares. These awards are long term incentive awards intended to retain the services of the executives during a time when their base salaries have been reduced. These awards were not conditioned upon the achievement of performance-based targets. These shares vest ratably over three years. With certain exceptions, each executive officer's share award is subject to complete forfeiture if prior to February 20, 2012, he voluntarily terminates employment with the Company or is terminated for cause.

Outstanding Equity Awards At Fiscal Year-End

	Option Awards					Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options Exercisable (#) (b)	Number of Securities Underlying Unexercised Options Unexercisable (#) (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)		Market Value of Shares or Units of Stock That Have Not Vested ($) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (j)
Richard L. Simons	22,000	11,000	—	3.84	12/07/2018	73,100	(1)	711,994	—	—
Edward J. Gaio	8,666	4,334	—	3.84	12/07/2018	23,800	(2)	231,812	—	—
James P. Langa	—	—	—	—	—	21,740	(3)	211,748	—	—
Douglas C. Tifft	—	—	—	—	—	33,900	(4)	330,186	—	—

(1)
Reflects awards of common stock to Mr. Simons that vest as follows: 20,500 restricted shares on March 3, 2011, 15,000 performance shares on December 31, 2011, 21,500 restricted shares on March 2, 2012 and 16,100 restricted shares on January 7, 2013. The 15,000 performance shares are subject to adjustment based on the Company's performance against an EBITDA target in 2011. See Narrative accompanying Grants of Plan-Based Awards table on page 29.

(2)
Reflects awards of common stock to Mr. Gaio that vest as follows: 8,000 performance shares on December 31, 2011, 5,000 restricted shares on February 20, 2012, 2,000 restricted shares on February 20, 2013 and 8,800 restricted shares on January 7, 2013. The 8,000 performance shares are subject to adjustment based on the Company's performance against an EBITDA target in 2011. See Narrative accompanying Grants of Plan-Based Awards table on page 29.

(3)
Reflects awards of common stock to Mr. Langa that vest as follows: 5,000 performance shares on December 31, 2011, 5,000 restricted shares on February 20, 2012, and 8,240 restricted shares on January 7, 2013 and 3,500 restricted shares on November 5, 2013. The 5,000 performance shares are subject to adjustment based on the Company's performance against an EBITDA target in 2011. See Narrative accompanying Grants of Plan-Based Awards table on page 29.

(4)
Reflects awards of common stock to Mr. Tifft that vest as follows: 5,000 restricted shares on January 21, 2011, 3,500 restricted shares on March 7, 2011, 8,000 performance shares on December 31, 2011, 5,000 restricted shares on February 20, 2012, 7,400 restricted shares on January 7, 2013 and 5,000 restricted shares on February 20, 2013. The 8,000 performance shares are subject to adjustment based on the Company's performance against an EBITDA target in 2011. See Narrative accompanying Grants of Plan-Based Awards table on page 29.

 Option Exercises and Stock Vested

	Option Awards		Stock Awards
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (c)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($) (e)
Richard L. Simons	—	—	—	—
Edward J. Gaio	—	—	—	—
James P. Langa	—	—	—	—
Douglas C. Tifft	—	—	—	—

Pension Benefits

Name (a)	Pension Plan (b)	Number of Years Credited Service (#) (c)	Present Value of Accumulated Benefit ($) (d)	Payments During Last Fiscal Year ($) (e)
Richard L. Simons	Hardinge Inc. Pension Plan	21.5833	$255,185	—
Edward J. Gaio	—	—	—	—
James P. Langa	—	—	—	—
Douglas C. Tifft	Hardinge Inc. Pension Plan	31.0833	$376,298	—

        The Pension Benefits table provides information regarding the number of years of credited service, the present value of accumulated benefits, and payments made during the last fiscal year with respect to the Hardinge Inc. Pension Plan (the "Pension Plan").

        The Pension Plan is a broad based, tax-qualified defined benefit pension plan, which provides a benefit upon retirement to eligible employees of the Company. All United States employees except employees hired or rehired after February 29, 2004 are eligible to participate. Messrs. Simons and Tifft are participants in the Pension Plan. Messrs. Gaio and Langa are not. Benefits are based upon years of service with the Company, basic rate of pay on December 1, 1993 and compensation paid after November 30, 1993. The service amounts shown in the table above represent actual years of credited service with the Company. Among the named executive officers, no grants of additional years of credited service were made under the Pension Plan for 2010, as grants of additional benefits under the Pension Plan were discontinued on June 15, 2009. Mr. Simons is a participant with vested service through the date of termination of his prior employment with the Company in June 2005. Since his return to the Company in March 2008, Mr. Simons has not accrued, and will not accrue, additional years of credited service under the Pension Plan

        The Pension Plan offers several forms of benefit payments, including a life annuity option, 50%, 75% and 100% joint and survivor options, and 10-year and 5-year certain and life annuity options. Each option available under the Pension Plan is actuarially equivalent except that the 50%, 75% and 100% joint and survivor options are subsidized if the contingent beneficiary is the participant's spouse.

        The pension benefit is a monthly payment equal to one-twelfth (1/12th) of the sum of two products: The first product is 1 1/4% multiplied times the participant's basic rate of pay on December 1, 1993 multiplied times his number of years of credited service (plus any fraction of a year) through November 30, 1993. The second product is 1 1/2% multiplied times the participant's compensation paid after November 30, 1993; however, compensation earned after June 14, 2009 is not taken into account in determining the pension benefit. Basic rate of pay on December 1, 1993 excludes bonuses. Compensation paid after November 30, 1993 includes salary but excludes bonuses other than retention bonuses.

        The pension benefit described above is payable in the form of a life annuity beginning on the participant's normal retirement date which is the first day of the month on or after his 65th birthday. The amount of monthly payment will be adjusted if the benefit is paid in a form other than a life annuity or if payments begin before the normal retirement date. Several forms of early retirement pension benefits are available under the Pension Plan.

        Participants are fully vested in their Pension Plan benefit after completing five years of service. A preretirement survivor annuity equal to the 50% survivor annuity payable under the 50% joint and survivor option will be payable to a surviving spouse if the participant dies before the commencement of benefit payments but after completing at least five years of service.

        In order to compensate employees who were affected by the June 15, 2009 discontinuance of benefit accruals under the Pension Plan, including Mr. Tifft, the Company amended the Hardinge Inc. Retirement Plan (the "Retirement Plan"), a tax-qualified defined contribution profit sharing plan, to provide that such affected employees are eligible to receive 4% employer non-elective contributions and 1% employer match contributions beginning January 1, 2011. These contributions are also made on behalf of employees who were not affected by the discontinuance of benefit accruals under the Pension Plan, including Messrs. Simons, Gaio and Langa.

        In addition, the Company amended the Retirement Plan to require the Company to make special non-elective contributions under the plan on behalf of each employee affected by the discontinuance of benefit accruals under the Pension Plan who attains his 50th birthday on or before the first day of the year. The contribution for any year is equal to a percentage of the employee's pensionable compensation paid in that year: 3% if the employee's age is between 50 and 54, 5.5% if the employee's age is between 55 and 59, and 8% if the employee's age is 60 or greater. The first such contributions will be made with respect to compensation paid in 2011. Mr. Tifft is the only executive officer eligible for this special contribution. He will be eligible for a special contribution equal to 5.5% of his pensionable compensation paid in 2011.

        As of December 31, 2010, Mr. Simons is the only active executive officer participating in supplemental executive retirement plans (SERP). Mr. Simons is currently participating in a defined contribution SERP. In 2010, $9,905 was contributed to the defined contribution SERP for the benefit of Mr. Simons.

Potential Payments Upon Termination or Change in Control

        Effective March 7, 2011, the Company entered into new written employment contracts with Messrs. Simons, Gaio, Tifft and Langa. The initial term of each employment agreement is one year (nineteen months for Mr. Langa), with automatic, successive one-year extensions unless either party provides the other with 60 days' prior notice of termination. In the case of a change of control (as such term is defined in the employment agreements), the term of each executive's employment agreement will be automatically extended for a period of two years following the date of the change of control. If, prior to a change of control, an executive's employment is terminated without cause or he resigns for good reason, he will be entitled to payments equal to his base salary for the greater of twelve (12) months or the remainder of the current term (eighteen (18) months in the case of Mr. Simons) and to continued employee benefits during such period. If an executive's employment is terminated without cause or he resigns for good reason within twelve (12) months after a change of control, or he resigns for any reason more than twelve (12) months following a change of control, he will be entitled (i) to receive payments equal to one and one-half times (two times in the case of Mr. Simons) the sum of his base salary in effect immediately prior to his termination or resignation (or as in effect immediately prior to the change of control, if higher) and his average annual bonus for the three years preceding the change of control, and (ii) to participate, at the Company's expense, in the Company's welfare benefit plans for a period of eighteen (18) months (twenty-four (24) months in the case of Mr. Simons) following his resignation or termination. All payments for termination of employment based upon base salary will be paid ratably over the twelve (12) month, eighteen (18) month or twenty-four (24) month period, as applicable, except that a lump sum payment equal to the payments due for the first six (6) month period will be paid (and no other payments based upon base salary will be made for such period). Any payment based upon bonuses will be paid in a lump sum. Such cash payments are subject to reduction to the extent necessary to prevent any amounts or benefits due from being deemed "excess parachute payments" within the meaning of Section 280G of the Internal Revenue Code. In addition, under certain circumstances of termination, as more fully described in the tables below, some long term incentive awards become fully vested.

        The following tables summarize the value of the termination payments and benefits that our named executive officers would receive if they had terminated employment on December 31, 2010 under the circumstances shown. The tables exclude (i) amounts accrued through December 31, 2010 that would be paid in the normal course of continued employment, such as accrued but unpaid salary; (ii) benefits under the Pension Plan and SERP, which benefits are described under the caption "Pension Benefits", none of which are enhanced or accelerated by any termination event; and (iii) termination arrangements generally available to all of the Company's salaried employees.

Richard L. Simons

	Resignation Without Good Reason Prior to a Change of Control ($)	Death ($)	Disability ($)	Retirement ($)	Termination Without Cause or Resignation for Good Reason Prior to Change of Control ($)		Termination For Cause ($)	Termination Without Cause or Resignation for Good Reason Within Six Months After Change of Control ($)		Resignation for any Reason More Than Six Months After a Change of Control ($)
Cash Severance	—	—	—	—	562,500	(1)	—	783,334	(2)	783,334	(2)
Acceleration of Unvested Restricted Stock(3)	—	565,894	565,894	—	237,812	(4)	—	565,894		565,894
Acceleration of Unvested Stock Options(5)	—	—	—	—	—		—	64,900		64,900
Health Coverage(6)	—	—	—	—	17,718		—	23,624		23,624

(1)
Amount equal to six months base salary is paid in a lump sum. The remainder, if applicable, is paid in installments commencing on the first payroll date after the expiration of six months.

(2)
Amount equal to six months base salary and the portion of the payment based on bonus is paid in a lump sum. The remainder is paid in installments commencing on the first payroll date after the expiration of six months.

(3)
Reflects 58,100 unvested restricted shares and a closing market price of $9.74 for the Company's common stock on December 31, 2010. Under the terms of the applicable award agreements, restricted shares immediately vest on death, termination due to disability or, following a change of control or termination without cause. The Company's Compensation Committee has discretion to accelerate the vesting of restricted shares under other circumstances of termination of employment.

(4)
Amount specified reflects restricted shares that vest upon a termination by the Company without cause prior to a change of control. Under the terms of the applicable award agreements, unless the Company's Compensation Committee exercises its discretion to allow vesting of an award of restricted stock, all of the restricted shares granted pursuant to an award will be forfeited in the event of a resignation for good reason prior to completion of three years from the date of such award grant.

(5)
Reflects options to purchase 11,000 shares of the Company's common stock at an exercise price of $3.84 per share and a closing market price of $9.74 for the Company's common stock on December 31, 2010. Such options are unvested at December 31, 2010 but would vest immediately upon a change of control.

(6)
Under Mr. Simons' employment agreement, he is entitled to eighteen months of health insurance coverage upon termination without cause or resignation for good reason, or twenty-four months of health insurance coverage if a termination without cause or resignation occurs after a change of control.

Edward J. Gaio

	Resignation Without Good Reason Prior to a Change of Control ($)	Death ($)	Disability ($)	Retirement ($)	Termination Without Cause or Resignation for Good Reason Prior to Change of Control ($)		Termination For Cause ($)	Termination Without Cause or Resignation For Good Reason Within Six Months After Change of Control ($)		Resignation for any Reason More Than Six Months After a Change of Control ($)
Cash Severance	—	—	—	—	235,000	(1)	—	352,500	(2)	352,500	(2)
Acceleration of Unvested Restricted Stock(3)	—	153,892	153,892	—	5,844	(4)	—	153,892		153,892
Acceleration of Unvested Stock Options(5)	—	—	—	—	—		—	25,570		25,570
Health Coverage(6)	—	—	—	—	11,812		—	17,718		17,718

(1)
Amount equal to six months base salary is paid in a lump sum. The remainder, if applicable, is paid in installments commencing on the first payroll date after the expiration of six months.

(2)
Amount equal to six months base salary and the portion of the payment based on bonus is paid in a lump sum. The remainder is paid in installments commencing on the first payroll date after the expiration of six months.

(3)
Reflects 15,800 unvested restricted shares and a closing market price of $9.74 for the Company's common stock on December 31, 2010. Under the terms of the applicable award agreements, restricted shares immediately vest on death, termination due to disability or, following a change of control, termination without cause or resignation. The Company's Compensation Committee has discretion to accelerate the vesting of restricted shares under other circumstances of termination of employment.

(4)
Amount specified reflects restricted shares that vest upon a termination by the Company without cause prior to a change of control. Under the terms of the applicable award agreements, unless the Company's Compensation Committee exercises its discretion to allow vesting of an award of restricted stock, all of the restricted shares granted pursuant to an award will be forfeited in the event of a resignation for good reason prior to the completion of three years from the date of such award grant.

(5)
Reflects options to purchase 4,334 shares of the Company's common stock at an exercise price of $3.84 per share and a closing market price of $9.74 for the Company's common stock on December 31, 2010. Such options are unvested at December 31, 2010 but would vest immediately upon a change of control.

(6)
Under Mr. Gaio's employment agreement, he is entitled to twelve months of health insurance coverage upon termination without cause or resignation for good reason, or eighteen months of health insurance coverage if a termination without cause or resignation occurs after a change of control.

James P. Langa

	Resignation Without Good Reason Prior to a Change of Control ($)	Death ($)	Disability ($)	Retirement ($)	Termination Without Cause or Resignation for Good Reason Prior to Change of Control ($)		Termination For Cause ($)	Termination Without Cause or Resignation for Good Reason Within Six Months After Change of Control ($)		Resignation for any Reason More Than Six Months After a Change of Control ($)
Cash Severance	—	—	—	—	206,000	(1)	—	324,644	(2)	324,644	(2)
Acceleration of Unvested Restricted Stock(3)	—	163,048	163,048	—	6,818	(4)	—	163,048		163,048
Health Coverage(5)	—	—	—	—	4,493		—	6,739		6,739

(1)
Amount equal to six months base salary is paid in a lump sum. The remainder, if applicable, is paid in installments commencing on the first payroll date after the expiration of six months.

(2)
Amount equal to six months base salary and the portion of the payment based on bonus is paid in a lump sum. The remainder is paid in installments commencing on the first payroll date after the expiration of six months.

(3)
Reflects 16,740 unvested restricted shares and a closing market price of $9.74 for the Company's common stock on December 31, 2010. Under the terms of the applicable award agreements, restricted shares immediately vest on death, termination due to disability or, following a change of control, termination without cause or resignation. Upon termination without cause prior to a change of control, a portion of the restricted shares vest. The Company's Compensation Committee has discretion to accelerate the vesting of restricted shares under other circumstances of termination of employment.

(4)
Amount specified reflects restricted shares that vest upon a termination by the Company without cause prior to a change of control. Under the terms of the applicable award agreements, unless the Company's Compensation Committee exercises its discretion to allow the vesting of an award of restricted stock, all of the restricted shares granted pursuant to an award will be forfeited in the event of a resignation for good reason prior to the completion of three years from the date of such award grant.

(5)
Under Mr. Langa's employment agreement, he is entitled to twelve months of health insurance coverage upon termination without cause or resignation for good reason, or eighteen months of health insurance coverage if a termination without cause or resignation occurs after a change of control.

Douglas C. Tifft

	Resignation Without Good Reason Prior to a Change of Control ($)	Death ($)	Disability ($)	Retirement ($)	Termination Without Cause or Resignation for Good Reason Prior to Change of Control ($)		Termination For Cause ($)	Termination Without Cause or Resignation for Good Reason Within Six Months After Change of Control ($)		Resignation for any Reason More Than Six Months After a Change of Control ($)
Cash Severance	—	—	—	—	184,000	(1)	—	276,000	(2)	276,000	(2)
Acceleration of Unvested Restricted Stock(3)	—	252,266	252,266	—	83,589	(4)	—	252,266		252,266
Life Insurance(5)	—	290,419	104,841	104,841	—		—	—		—
Health Coverage(6)	—	—	—	—	11,812		—	17,718		17,718

(1)
Amount equal to six months base salary is paid in a lump sum. The remainder, if applicable, is paid in installments commencing on the first payroll date after the expiration of six months.

(2)
Amount equal to six months base salary and the portion of the payment based on bonus is paid in a lump sum. The remainder is paid in installments commencing on the first payroll date after the expiration of six months.

(3)
Reflects 25,900 unvested restricted shares and a closing market price of $9.74 for the Company's common stock on December 31, 2010. Under the terms of the applicable award agreements, restricted shares immediately vest on death, termination due to disability or, following a change of control, termination without cause or resignation. Upon termination without cause prior to a change of control, a portion of the restricted shares vest. The Company's Compensation Committee has discretion to accelerate the vesting of restricted shares under other circumstances of termination of employment.

(4)
Amount specified reflects restricted shares that vest upon a termination by the Company without cause prior to a change of control. Under the terms of the applicable award agreements, unless the Company's Compensation Committee exercises its discretion to allow vesting of an award of restricted stock, all of the restricted shares granted pursuant to an award will be forfeited in the event of a resignation for good reason prior to three years from the date of such award grant.

(5)
The Company is the owner and beneficiary of two life insurance policies insuring the life of Mr. Tifft. Pursuant to an agreement between Mr. Tifft and the Company, upon Mr. Tifft's death, all proceeds are payable to Mr. Tifft's beneficiaries. Upon Mr. Tifft's retirement or disability, he is entitled to the policies or the cash value of the policies.

(6)
Under Mr. Tifft's employment agreement, he is entitled to twelve months of health insurance coverage upon termination without cause or resignation for good reason, or eighteen months of health insurance coverage if a termination without cause or resignation occurs after a change of control.

 Compensation Committee Interlocks and Insider Participation

        No member of the Compensation Committee is or has been an officer or employee of the Company or any of its subsidiaries. In addition, no member of the Compensation Committee had any relationships with the Company or any other entity that require disclosure under the proxy rules and regulations promulgated by the SEC.

Compensation Committee Report

        The Compensation Committee of the Board of Directors oversees the executive compensation programs of Hardinge on behalf of the Board. In fulfilling its oversight responsibilities, the Compensation Committee reviewed and discussed with Hardinge's management the Compensation Discussion and Analysis included in this proxy statement.

        Based on the review and discussions referred to above, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in Hardinge's Annual Report on Form 10-K for the Year ended December 31, 2010 and in this proxy statement.

Members of the Compensation Committee:
Daniel J. Burke (Chairman) Mitchell I. Quain Kyle H. Seymour

        This report shall not be deemed to be incorporated by reference by any general statement incorporating this proxy statement by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed to be filed under such acts.

Director Compensation

        The Company's compensation arrangements for directors who are not also full-time employees of the Company are as follows:

Director Compensation Arrangements
Director Fees	$35,000 per year, $24,500 of which is paid in shares of the Company's Common Stock and $10,500 of which is paid in shares or cash, at the director's election. Entire fee is paid at the beginning of the year.
Committee Chair Fees
$8,000 per year for the Chairman of the Audit Committee; $4,000 per year for the Chairman of other committees. Entire fee is paid at the beginning of the year. In January 2010, all such fees for Committee Chairmen were reduced by 10%.
Meeting Fees	$1,500 for each board meeting attended prior to May 2009; $1,000 for each committee meeting attended prior to May 2009. In May 2009, all such meetings fees were reduced by 10%.

        In addition, Mr. Seymour, who is not an officer of Hardinge, was paid $24,000 in 2010 for his service as Chairman of the Company's Board of Directors.

        The following table presents the compensation provided by Hardinge to non-employee directors for the fiscal year ended December 31, 2010:

Name	Fees Earned or Paid in Cash ($)		Stock Awards ($)(1)	Total ($)
Daniel J. Burke	44,400		29,750	74,150
Douglas A. Greenlee	48,753		24,497	73,250
J. Philip Hunter	29,253	(2)	34,997	64,250
John J. Perrotti	49,203		24,497	73,700
Mitchell I. Quain	33,753		34,997	68,750
Kyle H. Seymour	64,553		29,997	94,550

(1)
Represents the aggregate grant date fair value of stock awards determined in accordance with FASB ASC Topic 718. The number of shares awarded to each director in 2010 is as follows: Mr. Burke, 5,409; Mr. Greenlee, 4,454; Mr. Hunter, 6,363; Mr. Perrotti, 4,454; Mr. Quain, 6,363; and Mr. Seymour, 5,454.

(2)
Does not include $21,900 paid to Mr. Hunter for his service as Corporate Secretary.

        Non-employee directors receive no other form of compensation such as stock option awards, incentive pay, or retirement benefits. They are reimbursed for expenses (including costs of travel, food and lodging) incurred in attending Board, committee and shareholder meetings and also reimbursed for reasonable expenses associated with other Hardinge business activities. Hardinge also pays premiums on directors' and officers' liability insurance policies covering directors.

Compensation Risk Assessment

        The Compensation Committee, at its meeting of February 14, 2011, considered the Company's compensation policies and practices and concluded that they are not reasonably likely to have a material adverse effect on the Company.

 PROPOSAL 4—ADVISORY VOTE ON EXECUTIVE COMPENSATION

        The Company asks that you indicate your support for our executive compensation policies and practices as described in the Company's Compensation Discussion and Analysis, accompanying tables and related narrative contained in this Proxy Statement. Your vote is advisory and so will not be binding on the Board. However, the Board will review the voting results and take them into consideration when making future decisions regarding executive compensation.

        One of the key principles underlying our Compensation Committee's compensation philosophy is pay for performance. We will continue to emphasize compensation arrangements that align the financial interests of our executives with the interests of long-term shareholders. Please refer to the section of this proxy statement entitled "Executive Compensation" starting on page 23 of this Proxy Statement for a detailed discussion of our executive compensation practices and philosophy.

        The Board of Directors recommends a vote FOR the following resolution:

        RESOLVED—that the shareholders approve, on an advisory basis, the compensation of the Company's executives named in the Summary Compensation Table, as disclosed in the Company's 2011 Proxy Statement pursuant to the executive compensation disclosure rules of the Securities and Exchange Commission, which disclosure includes the Compensation Discussion and Analysis, the compensation tables and other executive compensation disclosures.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 4

Vote Required

        The affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote on the proposal will be required for approval.

PROPOSAL 5—ADVISORY VOTE ON FREQUENCY
OF VOTE ON EXECUTIVE COMPENSATION

        The Dodd-Frank Wall Street Reform and Consumer Protection Act requires us to provide an advisory shareholder vote to determine how often to present the advisory shareholder vote to approve the compensation of our named executive officers (the "say-on-pay vote"). We must solicit your advisory vote on whether to have the say-on-pay vote every 1, 2 or 3 years.

        The Board has not made a recommendation on the frequency of holding the advisory say on pay vote. Shareholders may vote as to whether the say-on-pay vote should occur every 1, 2 or 3 years, or may abstain from voting on the matter.

        Although, as an advisory vote, this proposal is not binding upon the Company or the Board, the Board will carefully consider the shareholder vote on this matter, along with all other expressions of shareholder views it receives on this matter.

        THE BOARD OF DIRECTORS HAS NOT MADE A RECOMMENDATION WITH RESPECT TO PROPOSAL 5

Advisory Determination Resulting from Vote Outcome

        The frequency (every 1, 2 or 3 years) that receives the highest number of votes will be deemed to be the choice of the shareholders.

TRANSACTIONS WITH RELATED PERSONS

        The Company recognizes that transactions between the Company and its directors or executives can present potential or actual conflicts of interest and create the appearance that Company decisions are based on considerations other than the best interests of the Company and its shareholders. Therefore, as a general matter and in accordance with the Company's Code of Conduct for Directors and Executive Officers and the Company's Code of Ethics for the Chief Executive and Senior Financial Officers, it is the Company's preference to avoid such transactions. Nevertheless, the Company recognizes that there are situations where such transactions may be in, or may not be inconsistent with, the best interests of the Company. Therefore, the Company has adopted a formal policy which requires the Company's Nominating and Governance Committee to review and, if appropriate, to approve or ratify any transactions in which a director, executive officer, or a family member thereof has a material interest. Pursuant to the policy, the Nominating and Governance Committee will review any such transaction in which the Company is or will be a participant and the amount involved exceeds $100,000. After its review the Committee will only approve or ratify those transactions that are in, or are not inconsistent with, the best interests of the Company and its shareholders, as the Committee determines in good faith.

OTHER MATTERS

        The Board of Directors knows of no business other than that set forth above to be transacted at the meeting, but if other matters requiring a vote of the shareholders arise, the persons designated as proxies will vote the shares of Common Stock represented by the proxies in accordance with their judgment on such matters. The cost of soliciting proxies will be borne by the Company. In addition to solicitations by mail, some of the directors, officers and regular employees of the Company may conduct additional solicitations by telephone and personal interviews without remuneration. The Company may also request nominees, brokerage houses, custodians and fiduciaries to forward soliciting material to beneficial owners of stock held of record and will reimburse such persons for any reasonable expense.

        The Company has purchased insurance from Illinois National Insurance Company providing for reimbursement of directors and officers of the Company and its subsidiary companies for costs and expenses incurred by them in actions brought against them in connection with their actions as directors or officers, including actions as fiduciaries under the Employee Retirement Income Security Act of 1974. The insurance coverage expires on June 1, 2011 and costs $257,000 on an annualized basis, which was paid by the Company. It is anticipated that similar policies will be purchased effective upon termination of such coverage.

        Financial statements for the Company and its consolidated subsidiaries are included in Hardinge Inc.'s Annual Report to shareholders for the year 2010 which was mailed to our shareholders on or about March 31, 2011.

        A COPY OF HARDINGE INC.'S 2010 ANNUAL REPORT ON FORM 10-K FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS AVAILABLE WITHOUT CHARGE TO THOSE STOCKHOLDERS WHO WOULD LIKE MORE DETAILED INFORMATION CONCERNING HARDINGE. TO OBTAIN A COPY, PLEASE WRITE TO: BETH TRANTER, ASSISTANT TREASURER, HARDINGE INC., ONE HARDINGE DRIVE, ELMIRA, NY 14902. THE 10-K IS ALSO AVAILABLE ON THE COMPANY'S WEBSITE (www.hardinge.com).

BY ORDER OF THE BOARD OF DIRECTORS, HARDINGE INC. J. PHILIP HUNTER Secretary

        Dated: March 31, 2011

APPENDIX A

HARDINGE INC.

2011 INCENTIVE STOCK PLAN

1.     Establishment of Plan.

        Hardinge Inc. (hereafter referred to as the "Company") proposes to grant to selected employees of the Company and its subsidiaries: (a) Incentive Stock Options, (b) Non-Qualified Stock Options, (c) Stock Appreciation Rights, (d) Restricted Stock Incentives, and (e) Performance Share Incentives (collectively hereinafter sometimes referred to as "Incentives") for the purpose of enhancing the profitability and value of the Company for the benefit of its shareholders by providing stock awards to attract, retain and motivate officers and other key employees who make important contributions to the success of the Company.

        Incentives shall be granted pursuant to the plan herein set forth, which shall be known as the Hardinge Inc. 2011 Incentive Stock Plan (hereinafter referred to as the "Plan").

2.     Definitions of Certain Terms Used in the Plan.

  a.
  "Affiliate" means any subsidiary, whether directly or indirectly owned, or parent of the Company, or any other entity designated by the Committee.

  b.
  "Board" means the Company's Board of Directors.

  c.
  "Change of Control" is defined in Section 18 of the Plan.

  d.
  "Code" means the Internal Revenue Code of 1986, as amended, or any successor code thereto.

  e.
  "Committee" means the Compensation Committee of the Board or any successor committee the Board may designate to administer the Plan.

  f.
  "Common Stock" means the Hardinge Inc. Common Stock, par value $.01 per share.

  g.
  "Competition" means to manage, operate, join, control, participate in, be employed by, provide consulting advice to, act as an agent or director of, or have any financial interest in (as a partner, stockholder, investor or otherwise), any firm, corporation, partnership, association, joint stock company, joint venture, unincorporated organization, limited liability company or any such similar business operation or activity (or any portion thereof), directly or indirectly, in competition with any of the business operations or activities of the Company or its Affiliates or effecting or attempting to affect a Change of Control; provided however that "Competition" shall not mean the purchase or holding (solely as a passive investor) of less than 2% of the shares of any corporation in competition with the Company (or any Affiliate of the Company) whose shares are regularly traded on a national securities exchange.

  h.
  "Employee" means any person who is employed by the Company or a subsidiary of the Company.

  i.
  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

  j.
  "Fair Market Value" of Shares means the fair and reasonable value thereof as determined by the Committee according to prices in trades as reported on the NASDAQ Global Select Market. If there are no prices so reported or if, in the opinion of the Committee, such reported prices do not represent the fair and reasonable value of the Stock, then the Committee shall determine Fair Market Value by any means it deems reasonable under the circumstances.

  k.
  "Incentive Stock Options" means stock options granted under the Plan that meet the definition of Incentive Stock Options under Section 422 of the Code.

  l.
  "Nonqualified Options" means stock options granted under the Plan that are not Incentive Stock Options

  m.
  "Participant" shall mean any employee selected to receive a grant under the Plan.

  n.
  "Performance Share Incentives" means Incentives granted under Section 9 of the Plan

  o.
  "Restricted Stock Incentives" means Incentives granted under Section 10 of the Plan

  p.
  "Retirement" means retirement under any pension or retirement plan of the Company or of a subsidiary, or termination of employment with the Company or a subsidiary, by action of the employing company, because of disability.

  q.
  "Share" means a share of Common Stock.

  r.
  "Stock Appreciation Rights" means Incentives granted under Section 8 of the Plan.

  s.
  "Stock Options" means Incentive Stock Options and Nonqualified Options granted under the Plan.

  t.
  A "subsidiary" means any entity in which the Company owns, directly or indirectly, at least thirty-five percent (35%) of the total combined voting power of all classes of securities; except that for purposes of any option subject to the provisions of Section 424 of the Internal Revenue Code, as amended, the term "subsidiary" means any entity in an unbroken chain of entities beginning with the Company if, at the time of the granting of an Option, each of the entities, other than the last entity in the unbroken chain, owns securities possessing fifty percent (50%) or more of the total combined voting power of all classes of securities of one of the other entities in such chain.

  u.
  "Termination for Cause" means an Employee's termination of employment with the Company or an Affiliate because of: (i) any act or omission that constitutes a breach by Employee of any of Employee's obligations under any employment agreement with the Company or an Affiliate or any Company policy or procedure and failure to cure such breach after notice of, and a reasonable opportunity to cure, such breach; (ii) the continued willful failure or refusal of Employee to substantially perform the duties reasonably required of Employee as an employee of the Company or an Affiliate; (iii) an act of moral turpitude, dishonesty or fraud by, or criminal conviction of, Employee which in the determination of the Board would render Employee's continued employment by the Company or an Affiliate damaging or detrimental to the Company; (iv) any misappropriation of Company property by Employee; or (v) any other willful misconduct by Employee which is materially injurious to the financial condition or business reputation of, or is otherwise materially injurious to, the Company or an Affiliate.

3.     Stock Reserved for Incentives.

        A maximum of 750,000 Shares or the number of securities to which said number of Shares may be adjusted in accordance with Section 4 below, may be issued upon granting of Restricted Stock Incentives, Performance Share Incentives, and the exercise of Stock Options and Stock Appreciation Rights under the Plan. Any Shares granted under Options or Stock Appreciation Rights shall be counted against this limit on a one-for-one basis and any Shares granted as awards other than Options or Stock Appreciation Rights shall be counted against this limit as two (2.0) Shares for every one (1) Share subject to such award. Shares issued pursuant to the Plan may be either authorized and unissued Shares or previously issued Shares purchased by the Company for purposes of the Plan. Any shares subject to stock options, grants or Incentives may thereafter be subject to new stock options, grants or Incentives under the Plan if there is a forfeiture of any such grants or Incentives, or the lapse, expiration or termination of any such option but not if there is a surrender of an option or portion thereof pursuant to a Stock Appreciation Right as provided hereafter in Section 8. The maximum number of Shares in respect of which Incentives may be granted during the term of the Plan to an individual Participant shall be 200,000 or the number of securities to which said number of Shares may be adjusted in accordance with Section 4 below.

        The inability of the Company to obtain authority from any regulatory body having jurisdiction, which counsel to Company deems necessary to the proper issuance and sale of any Shares hereunder, shall relieve the Company from any liability for failure to issue or sell such Shares as to which such authority has not been obtained.

4.     Adjustment Provisions

        In the event of any extraordinary dividend, reorganization, recapitalization, stock dividend, stock split-up, change in par or no par value, combination of shares, merger, consolidation, sale of all or substantially all of the assets of the Company, warrant or rights offering or combination, exchange or reclassification of Common Stock or any other similar event or any other change in the corporate structure or shares of the Company, the Committee or its delegate shall cause such equitable adjustment as it deems appropriate to be made in the number and kind of Shares then remaining available for issue under the Plan, and in the terms of the outstanding Incentives to reflect such event and preserve the value of such Incentives. In the event the Committee determines that any such event has a minimal effect on the value of Incentives, it may elect not to cause any such adjustments to be made. In all events, the determination of the Committee or its delegate shall be conclusive. If any such adjustment would result in a fractional security being issuable or awarded under the Plan, such fractional security shall be disregarded. Except as expressly provided herein, no issuance by the Company of securities of any class, or securities convertible into any class of securities, shall affect and no adjustment by reason thereof shall be made with respect to the number or price of Shares subject to a grant.

5.     Administration of the Plan.

        The authority to grant Incentives to Employees under the Plan shall be vested in the Committee and all grants of Incentives to officers shall be ratified by the Board. The Committee shall determine those eligible Employees to receive Incentives and the amount, type and terms of each Incentive, subject to the provisions of the Plan. Each member of the Committee shall be (i) an "outside director" within the meaning of Section 162(m) of the Code, subject to any transitional rules applicable to the definition of outside director, and (ii) a "Non-Employee Director" within the meaning of Rule 16b-3 under the Exchange Act, or otherwise qualified to administer this Plan as contemplated by that Rule or any successor Rule under the Exchange Act. In making any determinations under the Plan, the Committee shall be entitled to rely on reports, opinions or statements of officers or employees of the Company, as well as those of counsel, public accountants and other professional or expert persons. All determinations, interpretations and other decisions under or with respect to the Plan or any Incentives by the Committee shall be final, conclusive and binding upon all parties, including without limitation, the Company, any Employee, and any other person with rights to any Incentive under the Plan, and no member of the Committee shall be subject to individual liability with respect to the Plan.

        Subject to the provisions of the Plan, the Committee from time to time shall determine the Employees to whom, and the time or times at which, Incentives shall be granted and the terms thereof. In the case of officers to whom Incentives may be granted, the selection of such officers and all of the foregoing determinations shall be made directly by the Committee in its sole discretion. In the case of Employees other than officers, the selection of such Employees and all of the foregoing determinations may be delegated by the Committee to an administrative group of officers chosen by the Committee. Incentives granted to one Employee need not be identical to those granted other Employees.

        The Committee shall administer and shall have full power to construe and interpret the Plan; prescribe, amend and rescind rules and regulations relating to the Plan; and make all other determinations and take all other actions that the Committee believes reasonable and proper, including the power to delegate responsibility to others to assist it in administering the Plan. The determinations of the Committee shall be made in accordance with its judgment as to the best interests of the Company and its stockholders and in accordance with the purposes of the Plan. The Committee's determinations shall in all cases be conclusive.

        A majority of the members of the Committee shall constitute a quorum, and all determinations of the Committee shall be made by a majority of the entire Committee. Any determination of the Committee may be made, without notice or meeting, by the written consent of all of the Committee members.

6.     Eligibility.

        Any Employee selected by the Committee shall be eligible for any Incentive contemplated under the Plan. In making its determination, the Committee shall take into account the present and potential contributions of the Employees to the success of the Company and such other such factors as the Committee shall deem relevant. An Employee who has been granted an Incentive under this or any other plan of the Company or any of its Affiliates may or may not be granted additional Incentives under the Plan at the discretion of the Committee. As a condition to the exercise of a grant, the Company may require the Participant exercising the grant to represent and warrant that at the time of exercise the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel to the Company, such a representation is required by applicable law.

7.     Stock Options.

        The Committee may grant Incentive Stock Options, other statutory options under the Code, and Nonqualified Options to eligible Employees, and such Stock Options shall be subject to the terms and conditions of this Section 7 of the Plan and such other terms and conditions as the Committee may prescribe.

        (a)    Option Price.    The option price per share with respect to each Stock Option shall be determined by the Committee, but shall not be less than 100% of the fair market value of the Common Stock on the date the Stock Option is granted, as determined by the Committee. Except as provided in Section 4 hereof, under no circumstances shall the Board or the Committee lower the exercise price of outstanding options issued under the Plan.

        (b)    Period of Option.    The period of each Stock Option shall be fixed by the Committee; provided, however, that such period shall not exceed ten (10) years from the grant date in the case of Stock Options.

        (c)    Payment.    The option price shall be payable at the time the Stock Option is exercised in cash or, at the discretion of the Committee, in whole or in part in the form of Shares already owned by the Participant (based on the fair market value of the Common Stock on the date the option is exercised by the Committee). No Shares shall be issued until full payment therefor has been made. A Participant receiving a Stock Option shall have none of the rights of a stockholder until the Shares are issued.

        (d)    Exercise of Option.    The Shares covered by a Stock Option may be purchased in such installments and on such exercise dates as the Committee may determine. Any Shares not purchased on the applicable exercise date may be purchased thereafter at any time prior to the final expiration of the Stock Option. In no event (including those specified in paragraphs (e), (f) and (g) of this section below) shall any Stock Option be exercisable after its specified expiration period and in no event shall a Stock Option be exercised after the expiration of ten (10) years from the date such option is granted. The Committee may provide that, subject to such conditions as it considers appropriate, upon the delivery of Shares to the Company in payment of the exercise price of a Stock Option, the Participant receiving such Stock Option automatically be awarded a Stock Option for up to the number of Shares so delivered.

        (e)    Retirement and Termination.    Upon Retirement or termination of employment of a Participant with a Stock Option for reasons other than those described in Section 14 of the Plan, Stock Option privileges shall apply only to those Options immediately exercisable at the date of such Retirement or termination. The Committee, however, in its discretion, may provide on a case by case basis that any Stock

Options outstanding but not yet exercisable upon such Retirement or termination of a Participant with a Stock Option may become exercisable in accordance with a schedule to be determined by the Committee. Options exercisable upon Retirement shall remain exercisable for three (3) years after Retirement. Options exercisable upon termination for reasons other than Retirement or those described in Section 14 of the Plan shall remain exercisable for three (3) months after such termination.

        (f)    Death.    Upon the death of a Participant, Stock Option privileges shall apply only to the extent such Option was immediately exercisable at the time of death, and options exercisable upon death shall remain exercisable for three (3) years after death. The Committee, in its discretion, may provide that any Stock Options outstanding but not yet exercisable upon the death of a Participant may become exercisable in accordance with a schedule to be determined by the Committee. Such privileges shall expire unless exercised by legal representatives within such period of time as determined by the Committee but in no event later than the date of the expiration of the Stock Option.

        (g)    Limits on Incentive Stock Options.    Except as may otherwise be permitted by the Code, the Committee shall not, in the aggregate, grant to any Employee Incentive Stock Options that are first exercisable during any one calendar year (under the Plan and all such other plans of the Company and its Affiliates) to the extent that the aggregate fair market value of the Common Stock, at the time the Incentive Stock Options are granted, exceeds $100,000.

8.     Stock Appreciation Rights.

        The Committee may, in its discretion, grant a right to receive the appreciation in the fair market value of Shares either singly or in combination with an underlying Stock Option granted hereunder. Such Stock Appreciation Rights shall be subject to the following terms and conditions and such other terms and conditions as the Committee may prescribe:

        (a)    Time and Period of Grant.    If a Stock Appreciation Right is granted in connection with an underlying Stock Option, it may be granted at the time of the Stock Option grant or at any time thereafter but prior to the expiration of the Stock Option grant. If a Stock Appreciation Right is granted in connection with an underlying Stock Option, at the time the Stock Appreciation Right is granted the Committee may limit the exercise period for such Stock Appreciation Right, before and after which period no Stock Appreciation Right shall attach to the underlying Stock Option. In no event shall the exercise period for a Stock Appreciation Right granted with respect to an underlying Stock Option exceed the exercise period for such Stock Option. If a Stock Appreciation Right is granted without an underlying Stock Option, the period for exercise of the Stock Appreciation Right shall be set by the Committee.

        (b)    Value of Stock Appreciation Right.    If a Stock Appreciation Right is granted in connection with an underlying Stock Option, the Participant will be entitled to surrender the Stock Option which is then exercisable and receive in exchange therefor an amount equal to the excess of the fair market value of the Common Stock on the date the election to surrender is received by the Company over the Stock Option price multiplied by the number of Shares covered by the Stock Options which are surrendered. If a Stock Appreciation Right is granted without an underlying Stock Option, the Participant will receive upon exercise of the Stock Appreciation Right an amount equal to the excess of the fair market value of the Common Stock on the date the election to surrender such Stock Appreciation Right is received by the Company over the fair market value of the Common Stock on the date of grant multiplied by the number of Shares covered by the grant of the Stock Appreciation Right.

        (c)    Payment of Stock Appreciation Right.    Payment of a Stock Appreciation Right shall be in the form of Shares, cash, or any combination of Shares and cash. The form of payment upon exercise of such a right shall be determined by the Committee either at the time of the grant of the Stock Appreciation Right or at the time of exercise of the Stock Appreciation Right.

9.     Performance Share Incentives.

        The Committee may grant awards under which payment may be made in Shares or cash or any combination of Shares and cash if the performance of the Participant, the Company or any subsidiary or division of the Company selected by the Committee during the award period meets certain goals established by the Committee. Such Performance Share Incentives shall be subject to the following terms and conditions and such other terms and conditions as the Committee may prescribe:

        (a)    Incentive Period and Performance Goals.    The Committee shall determine and include in a Performance Share Incentive grant the period of time for which a Performance Share Incentive is made ("Incentive Period"), which period must be a minimum of one year. The Committee shall also establish performance objectives ("Performance Goals") to be met by the Company, subsidiary or division or the Participant during the Incentive Period as a condition to payment of the Performance Share Incentive. The Performance Goals may include earnings per share, return on stockholders' equity, return on assets, net income, Company earnings performance compared to its competition or any other financial or other measurement established by the Committee for either the Company as a whole or for any of its business units. The Performance Goal may include minimum target and maximum objectives or a single set of objectives.

        (b)    Payment of Performance Share Incentives.    The Committee shall establish the method of calculating the amount of payment to be made under a Performance Share Incentive if the Performance Goals are met, including the fixing of a maximum payment. The Performance Share Incentive shall be expressed in terms of Shares referred to as "Performance Shares". After the completion of an Incentive Period, the performance of the Participant, the Company, subsidiary or division shall be measured against the Performance Goals and the Committee shall determine whether all, none or any portion of a Performance Share Incentive shall be paid. The Committee, in its discretion, may elect to make payment in Shares, cash or a combination of Shares and cash. Any cash payment shall be based on the fair market value of Performance Shares on, or as soon as practicable prior to, the date of payment.

        (c)    Revision of Performance Goals.    At any time prior to the end of an Incentive Period, the Committee may revise the Performance Goals and the computation of payment if unforeseen and/or extraordinary events occur which have a substantial effect on the performance of the Company, an Affiliate or division and which in the judgment of the Committee make the application of the Performance Goals unfair unless a revision is made.

        (d)    Requirement of Employment.    A Participant receiving a Performance Share Incentive must remain in the employment of the Company until the completion of the Incentive Period in order to be entitled to payment under the Performance Share Incentive; provided that the Committee may, in its sole discretion, provide for a partial payment where such an exception is deemed equitable.

        (e)    Dividends.    The Committee may, in its discretion, at the time of the granting of a Performance Share Incentive, provide that any dividends declared on the Common Stock during the Incentive Period, and which would have been paid with respect to the Performance Shares had they been owned by a Participant, be accumulated for the benefit of the Participant and used to increase the number of Performance Shares of the Participant.

10.   Restricted Stock Incentives.

        The Committee may issue Shares to an Employee which Shares shall be subject to the following terms and conditions and such other terms and conditions as the Committee may prescribe:

        (a)    Requirement of Employment.    A Participant receiving a Restricted Stock Incentive must remain in the employment of the Company or an Affiliate during a period designated by the Committee ("Restriction Period"). If the Participant leaves the employment of the Company or an Affiliate prior to the end of the Restriction Period, the Restricted Stock Incentive shall terminate and the Shares shall be returned immediately to the Company; provided that the Committee may, at the time of the grant, provide for the employment restriction to lapse with respect to a portion or portions of the Restricted Stock Incentive at different times during the Restriction Period. The Committee may, in its discretion, also provide for such complete or partial exceptions to the employment restriction as it deems equitable, but in no event shall the Restriction Period be less than three years.

        (b)    Restrictions on Transfer and Legend on Stock Certificates.    During the Restriction Period, the Participant may not sell, assign, transfer, pledge or otherwise dispose of the Shares except as provided under Section 11 hereof. Each certificate for Shares issued hereunder shall contain a legend giving appropriate notice of the restrictions in the grant.

        (c)    Escrow Agreement.    The Committee may require the Participant to enter into an escrow agreement providing that the certificates representing the Restricted Stock Incentive will remain in the physical custody of an escrow holder until all restrictions are removed or expire.

        (d)    Lapse of Restrictions.    All restrictions imposed under the Restricted Stock Incentive shall lapse upon the expiration of the Restriction Period if the conditions as to employment set forth above have been met. The Participant shall then be entitled to have the legend specified in Section 10(b) removed from the certificates.

        (e)    Dividends.    The Committee shall, in its discretion, at the grant of the Restricted Stock Incentive, provide that any dividends declared on the Common Stock during the Restriction Period shall be accumulated for the benefit of the Participant and paid to the Participant only after the expiration of the Restriction Period.

11.   Nontransferability.

        Each Incentive granted under the Incentive Stock Plan shall not be transferable other than by Will or the laws of descent and distribution, and with respect to Stock Options, shall be exercisable during the Participant's lifetime by the Participant only or by the Participant's guardian or legal representative.

12.   No Right of Employment.

        The Incentive Stock Plan and the Incentives granted hereunder shall not confer upon any Employee the right to continued employment with the Company or an Affiliate or affect in any way the right of the Company to terminate the employment of an Employee at any time and for any reason.

13.   Taxes.

        The Company shall be entitled to withhold, or otherwise collect from the Participant, the amount of any tax attributable to any amount payable or Shares deliverable under the Plan after giving such Participant notice as far in advance as practicable. The Participant may elect, subject to approval by the Committee, to have Shares withheld by the Company in satisfaction of such taxes, or to deliver other Shares owned by the Participant in satisfaction of such taxes. With respect to officers of the Company or a subsidiary or other Participants subject to Section 16(b) of the Exchange Act, the Committee may impose such other conditions on the Participant's election as it deems necessary or appropriate in order to exempt such withholding from the penalties set forth in said Section. The number of Shares to be withheld or delivered shall be calculated by reference to the Fair Market Value of the Shares on the date that such taxes are determined.

14.   Forfeiture of Incentives.

        Unless the Committee shall have determined otherwise, the Participant recieving an Incentive shall forfeit all amounts not payable or privileges with respect to Stock Options not immediately exercisable upon the occurrence of any of the following events:

  a.
  The Participant is Terminated for Cause.

  b.
  The Participant voluntarily terminates his or her employment other than by Retirement after attainment of age 55, or such other age as may be provided for in the Incentive.

  c.
  The Participant engages in Competition with the Company or any Affiliate.

  d.
  The Participant engages in any activity or conduct contrary to the best interests of the Company or any Affiliate, as determined by the Committee in its sole discretion.

        Stock Options immediately exercisable upon the occurrence of any of the preceding events shall remain exercisable for seven (7) days after the occurrence of such event unless the Committee in its sole discretion shall provide that such Stock Options shall remain exercisable for a longer period.

        The Committee may include in any Incentive any additional or different conditions of forfeiture it may deem appropriate. The Committee also, after taking into account the relevant circumstances, may waive any condition of forfeiture stated above or in the Incentive contract.

        In the event of forfeiture, the Participant shall lose all rights in and to the Incentive. Except in the case of Restricted Stock Incentives as to which the restrictions have not lapsed, this provision, however, shall not be invoked to force any Participant to return any Stock already received under an Incentive.

        Such determinations as may be necessary for application of this Section, including any grant of authority to others to make determinations under this Section, shall be at the sole discretion of the Committee, and its determinations shall be conclusive.

15.   Acceleration.

        The Committee may, in its sole discretion, accelerate the date of exercise, vesting, lapse of restrictions or other receipt of any Incentive, provided that in no event shall the Restriction Period for Restricted Stock Incentives be less than three years.

16.   Rights as a Shareholder.

        A Participant shall, unless the terms of the Incentive provide otherwise, have no rights as a shareholder, with respect to any options or Shares which may be issued in connection with the Incentive until the issuance of a certificate for such Shares, and no adjustment other than as stated herein shall be made for dividends or other rights for which the record date is prior to the issuance of such certificate. In addition, with respect to Restricted Stock Incentives, Participants shall have only such rights as a shareholder as may be set forth on the certificate or in the terms of the Incentive.

17.   Foreign Nationals.

        Incentives may be awarded to persons who are foreign nationals or employed outside the United States on such terms and conditions different from those specified in the Plan as the Committee considers necessary or advisable to achieve the purposes of the Plan or to comply with applicable laws.

18.   Change in Control Provisions.

        (a)    Impact of Event.    Notwithstanding any other provision of the Plan to the contrary, in the event of a Change in Control, any Stock Options, Stock Appreciation Rights, Restricted Stock Incentives or

Performance Share Incentives (collectively, "Incentives") outstanding as of the date such Change in Control is determined to have occurred and not then exercisable and vested shall become fully exercisable and vested to the full extent of the original grant and all restrictions on Incentives shall immediately lapse.

        (b)    Definition of Change in Control.    For purposes of the Plan, a "Change in Control" shall mean the happening of any of the following events:

            (i)  an offeror (other than the Company) purchases securities of the Company pursuant to a tender or exchange offer for such securities which represent 35% or more of the combined voting power of the Company's then outstanding securities;

           (ii)  any person (as such term is used in Sections 13 (d) and 14(d) (2) of the Exchange Act, other than any employee benefit plan of the Company or any person or entity appointed or established pursuant to any such plan, hereafter becomes the beneficial owner, directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the Company's then outstanding securities, excluding any such securities held by such person as trustee or other fiduciary of an employee benefit plan of the Company;

          (iii)  the membership of the Board changes as the result of a contested election or elections, so that a majority of the individuals who are directors at any particular time were proposed by persons other than (a) directors who were members of the Board immediately prior to a first such contested election ("Continuing Directors") or (b) directors proposed by the Continuing Directors and were initially elected to the Board as a result of such a contested election or elections occurring within the previous two years; or

          (iv)  the shareholders of the Company approve a merger, consolidation, sale or disposition of all or substantially all of the Company's assets, or a plan of partial or complete liquidation.

19.   Amendment of Incentive.

        The Committee may amend, modify or terminate any outstanding Incentive, including substituting therefor another Incentive of the same or a different type, changing the date of exercise or realization and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required unless the Committee determines that the action, taking into account any related action, would not materially and adversely affect the Participant and provided further that under no circumstances, except as provided in Section 4 hereof, shall the exercise price of outstanding stock options issued under the Plan be reduced.

20.   Amendment to Prior Plan.

        No grants shall be made under the Company's 2002 Incentive Stock Plan on or after shareholder approval of the Plan.

21.   Effective Date and Term.

        This Plan shall be effective upon adoption by the shareholders of the Company at its 2011 Annual Meeting to be held on May 3, 2011. The Plan shall continue in effect until May 2, 2021, when it shall terminate. Upon termination, any balances of Shares reserved for issuance under the Plan shall be cancelled, and no Incentives shall be granted under the Plan thereafter. The Plan shall continue in effect, however, insofar as is necessary to complete all of the Company's obligations under outstanding Incentives to conclude the administration of the Plan.

22.   Termination and Amendment of Plan.

        The Plan may be terminated at any time by the Board except with respect to any Stock Options, Restricted Stock Incentives, Stock Appreciation Rights or Performance Share Incentives then outstanding. Also, the Board may, from time to time, amend the Plan as it may deem proper and in the best interests of the Company or as may be necessary to comply with any applicable laws or regulations, provided that no such amendment shall, without approval of the holders of a majority of the outstanding Shares, (i) increase the total number of Shares which may be issued under the Plan, (ii) reduce the minimum purchase price or otherwise materially increase the benefits under the Plan, (iii) change the basis for valuing Stock Appreciation Rights, (iv) impair any outstanding Incentives without the consent of the Participant, (v) alter the class of employees eligible to receive Incentives, or (vi) withdraw the administration of the Plan from the Committee.

23.   Construction of Plan.

        The place of administration of the Plan shall be in the State of New York, and the validity, construction, interpretation, administration and effect of the Plan and of its rules and regulations, and rights relating to the Plan, shall be determined solely in accordance with the laws, but not the laws pertaining to choice of laws, of the State of New York.

24.   Other Laws.

        The Committee may refuse to issue or transfer any Shares or other consideration under an Incentive if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such grant shall be promptly refunded to the relevant Participant, holder, or beneficiary. Without limiting the generality of the foregoing, no grant granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. federal securities laws and any other laws to which such offer, if made, would be subject.

25.   Compliance With Code Section 409A.

        This Section 25 is intended to comply with final regulations promulgated under Code Section 409A. It shall govern notwithstanding any contrary provision elsewhere in the Plan or in any agreement whereby Stock Options, Stock Appreciation Rights, Restricted Stock Incentives or Performance Share Incentives are granted to a Participant under the Plan (a "Grant Agreement").

25.1 Stock Options and Stock Appreciation Rights.

        (a)    409A Excluded Stock Rights.    All Stock Options and Stock Appreciation Rights ("Stock Rights") granted under the Plan are intended not to provide for the deferral of compensation, in accordance with Treas. Reg. §1.409A-1(b)(5)(i)(A) and (B) (said Grants are hereinafter referred to as "409A Excluded Stock Rights"), except where an Grant Agreement states explicitly that the Grant is intended to provide for a deferral of compensation (such Grant is hereinafter referred to as a "409A Non-Excluded Stock Right"). Accordingly, the Plan and any Grant Agreement shall be construed, and may be amended, in such manner as will ensure that 409A Excluded Stock Rights remain excluded from the application of Code Section 409A. Without limiting the generality of the foregoing:

          (1)   no 409A Excluded Stock Right shall be granted with an exercise price that is less than the Fair Market Value of the Common Stock on the Grant Date where Fair Market Value is determined in a manner permitted under Treas. Reg. §1.409A-1(b)(5)(iv);

          (2)   no 409A Excluded Stock Right shall be modified, extended or exchanged for a new Grant if such modification, extension or exchange would cause the 409A Excluded Stock Right to become (or be replaced by) a 409A Non-Excluded Stock Right or other Grant that is subject to Code Section 409A;

          (3)   a 409A Excluded Stock Right shall expire no later than its original expiration date and, if a Excluded Stock Right would expire after its original expiration date, because the Participant has died or otherwise become unable to exercise the Stock Right due to a mental or physical disability, the Stock Right shall be deemed exercised by the owner thereof on the day preceding its original expiration date if the then fair market value of the Stock exceeds the exercise price;

          (4)   any extension of a 409A Excluded Stock Right, whether pursuant to Section 7, another provision of the Plan or an exercise of Committee discretion, shall not extend the term of the Grant beyond the earlier of (i) the original expiration date stated in the Grant Agreement, or (ii) the tenth anniversary of the Grant;

          (5)   no 409A Excluded Stock Right shall permit the deferral of compensation beyond the date of exercise;

          (6)   no dividends shall be paid or credited on Stock Appreciation Rights or on Stock Options that would have the effect of reducing the exercise price of the Stock Appreciation Right or Stock Option below Fair Market Value on the date of the grant in violation of Code Section 409A and the Treas. Reg. §1.409A-1(b)(5)(i)(E); and

          (7)   any Common Stock, cash or other consideration to be transferred to the Participant in connection with the exercise of the 409A Excluded Stock Right shall be transferred as soon as practicable and in all events within 30 days following the exercise date and the Participant shall have no right to determine the calendar year in which such transfer occurs.

        (b)    409A Non-Excluded Stock Rights.    If an Grant Agreement states explicitly that the Stock Right granted thereunder is intended to provide for a deferral of compensation in accordance with Treas. Reg. §1.409A-1(b)(5)(i)(C) (such Grant is hereinafter referred to as "409A Non-Excluded Stock Right"), the Grant Agreement shall incorporate the terms and conditions necessary to avoid inclusion of the Grant in the Participant's gross income pursuant to Section 409A(a)(1) of the Code and the Plan and Grant Agreement shall be interpreted in accordance with Section 409A of the Code and the regulations and other interpretive guidance issued thereunder so as to avoid the inclusion of the Grant in gross income pursuant to Section 409A(a)(1) of the Code. Without limiting the generality of the foregoing:

          (1)   the Grant Agreement shall specify that the 409A Non-Excluded Stock Right will expire on the last day of the calendar year in which the 409A Non-Excluded Stock Right becomes exercisable, and that any Common Stock, cash or other consideration to be transferred to the Participant in connection with the exercise of the 409A Non-Excluded Stock Right shall be transferred to the Participant on or before March 15 of the calendar year following the calendar year in which the 409A Non-Excluded Stock Right becomes exercisable;

          (2)   the date on which the 409A Non-Excluded Stock Right becomes exercisable may not be accelerated except as may be permitted under Treas. Reg. §1.409A-3(j); and

          (3)   in the case of a 409A Non-Excluded Stock Right that becomes exercisable as a result of the separation from service of a Participant who is a "specified employee" within the meaning of Treas. Reg. §1.409A-1(i) as applied by the Company, no Common Stock, cash or other consideration shall be transferred to the Participant in connection with the exercise of the 409A Non-Excluded Stock Right until the day following the 6-month anniversary of the Participant's separation from service.

25.2 Restricted Stock Incentives.

        (a)    409A Excluded Restricted Stock Incentives.    Restricted Stock Incentives granted under the Plan are intended not to provide for the deferral of compensation, in accordance with Treas. Reg. §1.409A-1(b)(6) (said Grants are hereinafter referred to as "409A Excluded Restricted Stock Incentives"), unless the Grant Agreement states explicitly that the Grant is intended to provide for a deferral of compensation (such an Grant is hereinafter referred to as "409A Non-excluded Restricted Stock Incentive"). Accordingly, the Plan and any Grant Agreement shall be construed, and may be amended, in such manner as to ensure that 409A Excluded Restricted Stock Incentives remain excluded from the application of Code Section 409A. Without limiting the generality of the foregoing:

          (1)   no Grant Agreement shall provide for or permit the deferral of compensation resulting from a 409A Excluded Restricted Stock Incentive beyond the date on which the 409A Excluded Restricted Stock Incentive would otherwise become includable in gross income in accordance with the rules of Code Section 83 (or would have become includable but for the exercise of an election under Code Section 83(b)).

        (b)    409A Non-Excluded Restricted Stock Incentives.    If an Grant Agreement states explicitly that the Restricted Stock Incentive is intended to provide for a deferral of compensation (such Grant is hereinafter referred to as "409A Non-Excluded Restricted Stock Incentive"), the Grant Agreement shall incorporate the terms and conditions necessary to avoid inclusion of the Grant in the Participant's gross income pursuant to Section 409A(a)(1) of the Code and the Plan and Grant Agreement shall be interpreted in accordance with Section 409A of the Code and the regulations and other interpretive guidance issued thereunder so as to avoid the inclusion of the Grant in gross income pursuant to Section 409A(a)(1) of the Code. Without limiting the generality of the foregoing:

          (1)   the Grant Agreement shall specify one or more dates or events permitted under Code Section 409A(a)(2)(A) at which time the Grant will be settled in cash or vested property;

          (2)   the Grant Agreement shall specify the manner in which the Grant will be paid (e.g., lump sum or installments) and the dates on or periods within which payment will occur;

          (3)   the date of settlement of the Grant shall not be accelerated except as otherwise permitted under Treas. Reg. §1.409A-3(j); and

          (4)   in the case of a 409A Non-excluded Restricted Stock Incentive that becomes payable as a result of the separation from service of a Participant who is a "specified employee" within the meaning of Treas. Reg. §1.409A-1(i) as applied by the Company, no cash or property shall be paid to the Participant in connection with the settlement of the Grant until the day following the 6-month anniversary of the Participant's separation from service.

25.3 Performance Shares Incentives.

        (a)    409A Excluded Performance Share Incentives.    Performance Share Incentives granted under the Plan are intended not to provide for the deferral of compensation, in accordance with the short-term deferral rule set forth in Treas. Reg. §1.409A-1(b)(4) (said Grants are hereinafter referred to as "409A Excluded Performance Share Incentives") unless the Grant Agreement states explicitly that the Grant is intended to provide for a deferral of compensation (such an Grant is hereinafter referred to as a "409A Non-excluded Performance Share Incentive"). Accordingly, the Plan and any Grant Agreement shall be construed, and may be amended, in such manner as to ensure that 409A Excluded Performance Share Incentives remain excluded from the application of Code Section 409A. Without limiting the generality of the foregoing:

          (1)   the Grant Agreement shall provide (or shall be construed to provide) that a 409A Excluded Performance Share Incentive must be settled in cash or vested property on or before March 15 of the calendar year following the calendar year in which the 409A Excluded Performance Share Incentive ceased to be subject to a substantial risk of forfeiture within the meaning of Treas. Reg. §1.409A-1(b)(4).

        (b)    409A Non-excluded Performance Share Incentives.    If an Grant Agreement states explicitly that a Performance Share Incentive is intended to provide for a deferral of compensation in accordance with Treas. Reg. §1.409A-1(b)(4) ("409A Non-excluded Performance Share Incentive"), the Grant Agreement shall incorporate the terms and conditions necessary to avoid inclusion of the Grant in the Participant's gross income pursuant to Section 409A(a)(1) of the Code and the Plan and Grant Agreement shall be interpreted in accordance with Section 409A of the Code and the regulations and other interpretive guidance issued thereunder so as to avoid the inclusion of the Grant in gross income pursuant to Section 409A(a)(1) of the Code. Without limiting the generality of the foregoing:

          (1)   the Grant Agreement shall specify one or more dates or events permitted under Code Section 409A(a)(2)(A) at which time the Grant will be settled in cash or vested property;

          (2)   the Grant Agreement shall specify the manner in which the Grant will be paid (e.g., lump sum or installments) and the dates on or periods within which payment will occur;

          (3)   the date of settlement of the Grant shall not be accelerated except as otherwise permitted under Treas. Reg. §1.409A-3(j); and

          (4)   in the case of a 409A Non-excluded Performance Share Incentive that becomes payable as a result of the separation from service of a Participant who is a "specified employee" within the meaning of Treas. Reg. §1.409A-1(i) as applied by the Company, no cash or property shall be paid to the Participant in connection with the settlement of the Grant until the day following the 6-month anniversary of the Participant's separation from service.

25.4 Authority To Amend Plan and/or Grant Agreement.

        Notwithstanding any provision of the Plan to the contrary, in the event that the Committee determines that any Grant may be subject to Section 409A of the Code and related Department of Treasury Regulations and other guidance (including such Department of Treasury Regulations and other guidance as may be issued after the date of this Plan amendment), the Committee may adopt such amendments to the Plan and/or the applicable Grant Agreement as the Committee determines are necessary or appropriate to (1) exempt the Grant from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Grant, or (2) comply with the requirements of Section 409A of the Code and related Department of Treasury Regulations or other guidance.

25.5 Protection of the Committee and Others.

        Notwithstanding the foregoing provisions of this Section 25, neither the Company, nor any officer, employee, or director of the Company or any affiliate of the Company, nor any member of the Committee, shall have any liability to any Participant on account of a Grant hereunder being taxable under Code Section 409A regardless of whether such person could have taken action to prevent such result and failed to do so. To the extent permitted by law, the Company shall indemnify and defend any officer, employee, or director of the Company or of any affiliate of the Company, and any member of the Committee, from any claim based on an Grant becoming taxable under Code Section 409A resulting from such person's action taken, or action failed to be taken, in connection with the Plan or any Grant Agreement.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 01B1FB + Annual Meeting Proxy Card . Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below C Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + B Non-Voting Items A For Against Abstain 1. Election of Class II Directors: Withhold Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4. 01 - Daniel J. Burke 2. Proposal to adopt the 2011 Incentive Stock Plan. 1 U P X 02 - J. Philip Hunter For For Withhold Please check box if you plan on attending the Annual Meeting on May 3, 2011. Change of Address — Please print new address below. IMPORTANT ANNUAL MEETING INFORMATION 4. Advisory vote on executive compensation. For Against Abstain 3. Proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent auditor for 2011. 1 Yr 2 Yrs 3 Yrs Abstain 5. Advisory vote on the frequency of the advisory vote on executive compensation. MMMMMMM NNNNNNNNNNNN 1 1 1 5 5 6 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND NNNNNNNNN C 1234567890 J N T 1234 5678 9012 345 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ C123456789 MMMMMMMMMMMMMMM IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Vote by Internet • Log on to the Internet and go to www.investorvote.com/HDNG • Follow the steps outlined on the secured website. Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call. • Follow the instructions provided by the recorded message. Electronic Voting Instructions You can vote by Internet or telephone! Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Central Time, on May 2, 2011.

. Proxy — Hardinge Inc. Proxy Solicited by Board of Directors of Hardinge Inc. for the Annual Meeting May 3, 2011 The undersigned hereby constitutes and appoints Douglas A. Greenlee and John J. Perrotti, and each of them, the undersigned’s true and lawful agent and proxy with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of Hardinge Inc. (the “Company”) to be held at the Company’s corporate headquarters, One Hardinge Drive, Elmira, New York, on Tuesday, May 3, 2011 at 9:00 a.m., local time, and at any adjournments or postponements thereof, with all powers the undersigned would possess, if then and there personally present, on all matters properly coming before said Annual Meeting, including but not limited to the matters set forth on the reverse side. You are encouraged to specify your choices by marking the appropriate boxes, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. Your proxy cannot be voted unless you sign, date and return this card or follow the instructions below for telephone or internet voting. This proxy when properly executed will be voted in the manner directed herein and will be voted in the discretion of the proxies upon such other matters as may properly come before the Annual Meeting. If no direction is made, this proxy will be voted FOR the listed nominees and proposals 2, 3 and 4 and will be abstain with respect to proposal 5. PLEASE DATE, SIGN, AND MAIL THIS PROXY TODAY IN THE ENCLOSED ENVELOPE. IF NO BOXES ARE MARKED, THIS PROXYWILL BE VOTED IN THE MANNER DESCRIBED ABOVE. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on May 3, 2011. The Proxy Statement, Notice of 2011 Annual Meeting of Shareholders, Form of Proxy and the Annual Report to Shareholders is available at www.hardinge.com/2011proxy Note to Beneficial Owners To our shareholders owning shares held in “street name” through an account at a brokerage firm, bank or similar institution, please note that new stock exchange rules no longer permit the institution to vote on your behalf with respect to uncontested elections of directors if you do not instruct the institution how to vote your shares. Therefore, we urge our street name holders to submit voting instructions to your broker, bank or other nominee. IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X 01B1HB + Annual Meeting Proxy Card - Retirement Plan . Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below C Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + B Non-Voting Items A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4. 1 U P X Please check box if you plan on attending the Annual Meeting on May 3, 2011. Change of Address — Please print new address below. IMPORTANT ANNUAL MEETING INFORMATION For Against Abstain 1. Election of Class II Directors: For Withhold 01 - Daniel J. Burke 2. Proposal to adopt the 2011 Incentive Stock Plan. 02 - J. Philip Hunter For Withhold 4. Advisory vote on executive compensation. For Against Abstain 1 Yr 2 Yrs 3 Yrs Abstain 3. Proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent auditor for 2011. 5. Advisory vote on the frequency of the advisory vote on executive compensation. MMMMMMM NNNNNNNNNNNN 1 1 1 5 5 6 3 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND NNNNNNNNN C 1234567890 J N T 1234 5678 9012 345 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ C123456789 MMMMMMMMMMMMMMM IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Vote by Internet • Log on to the Internet and go to www.investorvote.com/HDNG • Follow the steps outlined on the secured website. Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call. • Follow the instructions provided by the recorded message. Electronic Voting Instructions You can vote by Internet or telephone! Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 5:00 p.m., Central Time, on April 28, 2011.

. Proxy — Hardinge Inc. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be Held on May 3, 2011. The Proxy Statement, Notice of 2011 Annual Meeting of Shareholders, Form of Proxy and the Annual Report to Shareholders is available at www.hardinge.com/2011proxy Proxy Solicited by Board of Directors of Hardinge Inc. for the Annual Meeting May 3, 2011 Hardinge Inc. Retirement Plan The undersigned hereby constitutes and appoints Vanguard Fiduciary Trust Company, as Trustee under the Hardinge Inc. Retirement Plan, his or her true and lawful agent and proxy with full power of substitution for all shares of Common Stock the undersigned has the power to direct the vote under said Plan, to represent the undersigned at the Annual Meeting of Stockholders of Hardinge Inc. (the “Company”) to be held at the Company’s corporate headquarters, One Hardinge Drive, Elmira, New York, on Tuesday, May 3, 2011 at 9:00 a.m., local time, and at any adjournments or postponements thereof, with all powers the undersigned would possess, if then and there personally present, on all matters properly coming before said Annual Meeting, including but not limited to the matters set forth on the reverse side. The undersigned hereby directs Vanguard Fiduciary Trust Company as Trustee of the Plan to vote all shares of Common Stock in the undersigned’s accounts under said Plan in accordance with the instructions given herein. Pursuant to the terms of the Plan, the Trustee of the Plan will vote all shares of Common Stock held in the undersigned’s name for which voting instructions have not been received on or before April 28, 2011 in the same proportion as those Plan shares for which it has received instructions. You are encouraged to specify your choices by marking the appropriate boxes, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. This proxy when properly executed will be voted in the manner directed herein and will be voted in the discretion of the Plan Trustee upon such other matters as may properly come before the Annual Meeting. If no direction is made, this proxy will be voted FOR the listed nominees and proposals 2, 3 and 4 and will be abstain with respect to proposal 5. PLEASE DATE, SIGN, AND MAIL THIS PROXY TODAY IN THE ENCLOSED ENVELOPE. IF NO BOXES ARE MARKED, THIS PROXYWILL BE VOTED IN THE MANNER DESCRIBED ABOVE. IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.